ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (the "**Agreement**") dated March 14, 2010 by and between HIP Energy Resource Limited, a British Virgin Island corporation ("**HIPERL**") and Equi Energy LLC, ("**EEL**") a Texas limited liability company (all of the foregoing described parties are referred to collectively as "**Seller**" or "**Sellers**"), and HIP Energy Corporation, a British Columbia Corporation ("**HIPE**") and HIP Energy (Texas), Inc., a Texas corporation ("**HIPE Sub**") (all of the foregoing described parties are referred to collectively as "**Buyer**" or "**Buyers**").

RECITALS

WHEREAS: Sellers own interests in certain Oil and Gas Properties (defined herein) in Texas and Louisiana; and

WHEREAS: Buyer desires to purchase and Seller desires to sell all of Seller's right, title and interest in and to the Properties (defined herein) pursuant to the terms and conditions of this Agreement; and

WHEREAS: Pursuant to a Memorandum of Agreement dated October 18, 2009 (the "MOA") each of HIPE, HIPERL and HIP Technology Limited set out their intentions with respect to the subject matter of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the benefits to be derived by each party hereunder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller (collectively the "**Parties**") agree as follows:

1. <u>**Definitions.**</u> When used in this Agreement the following terms shall have the respective meanings assigned to them in this Section:

"Affiliate" means, as to any Person, any other Person which, directly or indirectly, controls, is controlled by, or is under common control with such Person.

"HIPE Common Stock" means the publicly traded common shares of HIPE, no par value per share.

"GAAP" means accounting principles generally accepted in Canada as in effect from time to time and applied on a consistent basis.

"Leases" has the meaning ascribed to it in Section 2(a).

"Legal Requirement" means any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

"Material Adverse Effect" means (i) any change, circumstance, effect, event or fact that has a material and adverse effect on the business, assets, financial condition or results of operations of the Buyer and its Subsidiaries, or Seller, as applicable, taken as a whole; provided, however, that no loss, liability, change, circumstance, effect, event or fact shall be deemed (individually or in the aggregate) to constitute, nor shall any of the foregoing be taken into account in determining whether there has been or may be, a Material Adverse Effect, to the extent that such loss, liability, change, circumstance, effect, event or fact results from, arises out of, or relates to (a) a general deterioration in the economy or changes in hydrocarbon prices or other changes affecting the oil and gas industry generally; (b) the outbreak or escalation of hostilities involving the United States, the declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis, including acts of terrorism; (c) the announcement or pendency of the transactions contemplated by this Agreement or any other agreement, document and instrument required to be executed in accordance herewith; (d) any change in accounting requirements or principles imposed upon Seller, Buyer, its Subsidiaries or their respective businesses by any change in GAAP or any change in applicable laws, or the interpretation thereof, after the date of this Agreement; or (e) compliance with the terms of, or the taking of any action required by this Agreement or any other agreement, document and instrument required to be executed in accordance herewith; or (ii) any breach of Buyer's or Sellers' representations and warranties, as applicable, which individually or in the aggregate would materially

impair Buyer's or Sellers' ability to consummate the transactions contemplated by this Agreement or prevent the consummation of any of the transactions contemplated hereby.

"Oil and Gas Properties" has the meaning ascribed to it in Section 2(a).

"Person" means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization or other entity.

"Seller Plan" means any plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, change-in-control, termination pay, deferred compensation, retirement or pension payments, bonuses, performance awards, retention payments, incentive compensation, stock or stock-related awards, fringe benefits or other employee benefits or remuneration of any kind, whether written or unwritten or otherwise, funded or unfunded, including without limitation, each "employee benefit plan," within the meaning of Section 3(3) of ERISA and any plans that would be "employee benefit plans" within the meaning of Section 3(3) of ERISA if they were subject to ERISA (such as foreign plans and plans for directors) which, in each case, is or ever has been sponsored, maintained, contributed to, or required to be contributed to, by the Seller or any ERISA Affiliate of the Seller (present or former) for the benefit of any present or former employee or officer, consultant or similar representative of Seller or any of such ERISA Affiliates, and with respect to which the Seller or any of such ERISA Affiliates has or may have any liability or obligation on behalf of any of such individuals.

"Subsidiary" means, with respect to any Person, another Person in which such first Person owns, directly or indirectly, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, fifty percent (50%) or more of the equity interests of such Person).

(ii) **Additional Definitions**. Each of the following terms is defined in the Section set forth opposite such term:

Defined Term	**Section**
Applicable Environmental Laws	7(b)(v)
Assigned Leases	2(c)
Assumed Obligations	13(a)
B.C. Legend	8(a)
B.C. Securities Act	8(a)
BCI 51-509	8(a)
Buyer SEC Reports	5(f)(i)
Closing	11(a)
Closing Date	11(a)
Consents	6(b)
Conveyance	11(a)(i)
Disclosure Schedule	4(a)(v)
Effective Date	11(a)(i)
Exchange Act	5(f)(i)
Excluded Claims	13(a)
HIPE Shares	3
Indemnitee	13(c)
Internal Revenue Code	4(a)(xvi)
Oil and Gas Properties	2(a)
Preferential Rights	6(b)
Properties	2(d)
Purchase Price	3
Regulation D	4(a)(xviii)(5)
Regulation S	4(a)(xviii)(1)
Routine Governmental Approvals	4(a)(iii)

Defined Term	Section
SEC	5(f)(i)
Securities Act	4(a)(xviii)(9)
Transaction Documents	18(g)

2. **Property to be Sold and Purchased.** Seller agrees to sell and Buyer agrees to purchase, for the consideration hereinafter set forth, and subject to the terms and provisions herein contained, the following described properties, rights and interests:

(a) **Leases**. All right, title and interest of Seller in and to the oil and gas leases and/or well bores described on **Exhibit A** hereto, and any and all ratifications and/or amendments to such leases, whether or not such ratifications or amendments are described on such Exhibit A (collectively the "**Leases**"), without limitation of the foregoing and in addition thereto, all other right, title and interest (of whatever kind or character, whether legal or equitable, and whether vested or contingent) of Sellers in and to the oil and gas in and under or that may be produced from the lands described on Exhibit A (including, without limitation, interests in oil and gas leases, overriding royalties, production payments, net profits interests, fee mineral interests, fee royalty interests and other interests in and to, or covering, the Leases) (the Assigned Leases and all of the above being hereinafter collectively called the "**Oil and Gas Properties**");

(b) **Permits.** All of Sellers' rights, title and interests in and to, or otherwise derived from, all presently existing and valid oil and gas unitization, pooling, and/or communitization agreements, declarations and/or orders (including, without limitation, all units formed under orders, rules, regulations, or other official acts of any federal, state, or other authority having jurisdiction, and voluntary unitization agreements, designations and/or declarations), franchises, licenses, permits, approvals, consents, certificates and other authorizations and rights granted by governmental authorities that relate to the Oil and Gas Properties. Notwithstanding the foregoing, the Buyer acknowledges that there are three (3) salt water disposal well located on the Oil and Gas Properties that will require recertification for the permit thereon to be compliance with applicable State regulations;

(c) **Assigned Leases.** All right and interest of Seller in and to the oil and gas leases and/or well bores described on **Exhibit B** hereto, without limitation of the foregoing and in addition thereto, all other right, title and interest (of whatever kind or character, whether legal or equitable, and whether vested or contingent) of the Sellers in and to the oil and gas in and under or that may be produced from the lands described on Exhibit B. Notwithstanding the foregoing, the Parties acknowledge and agree that legal title to the Assigned Leases will not be transferred at Closing and that the Seller agrees to transfer legal title to the Assigned Leases within twelve months from the Closing Date; and

(d) **Data.** All of the following materials in Sellers' possession: (i) abstracts, title opinions, title reports, title policies, lease and land files, surveys, filings with regulatory agencies, and other documents and instruments that relate to the Oil and Gas Properties; (ii) geophysical, seismic, geological, engineering, exploration, production and other technical data that relate to the Oil and Gas Properties and (iii) all other books, records, files and magnetic tapes containing financial, title or other information that relate to the Oil and Gas Properties.

The properties, rights and interests specified in the foregoing subsections **(a), (b), (c), and (d)**, exclusive of the properties, rights and interests excluded below, are herein sometimes collectively called the "**Properties.**"

(e) **Excluded Properties.** The Properties do not include, and there is hereby expressly excepted and excluded therefrom and reserved to Sellers:

(i) All contracts of insurance or indemnity relating to periods of time prior to the Effective Date;

(ii) All hydrocarbon production from or attributable to the Properties with respect to all periods prior to the Effective Date, and all proceeds attributable thereto;

(iii) Any refund of, or loss carry forwards with respect to, costs, taxes or expenses borne by Sellers attributable to the period prior to the Effective Date; and

(iv) Any other right or interest in and to the Properties to the extent attributable to the period prior to the Effective Date.

3. **Purchase Price.** The purchase price for the Properties shall consist of 20,000,000 shares of HIPE Common Stock (the "**HIPE Shares**") at a deemed price of $0.001 per share (such shares being herein called the "**Purchase Price**"). The Purchase Price shall be paid at the Closing as hereinafter provided.

4. **Representations of Seller.**

(a) **Representations.** Each Seller hereby severally and not jointly represents to Buyer that:

(i) **Organization and Qualification.** Seller is a duly organized, validly existing and in good standing under the laws of the state or country of its formation.

(ii) **Operator.** The Seller is the owner of the Oil and Gas Properties, but is not the operator of record currently on file with the Railroad Commission of the State of Texas ("RRC"). The Seller assumes that the operator of record has met all bonding requirements of the RRC and other applicable agencies.

(iii) **Due Authorization.** Seller has full power to enter into and perform its obligations under this Agreement and has taken all proper action to authorize entering into this Agreement and performance of its obligations hereunder.

(iv) **Consents.** Seller is not aware of any consents, waivers, preferential rights, approvals or otherwise that may be required or necessary to perfect any right, title or ownership interest in the Properties.

(v) **Valid, Binding and Enforceable.** This Agreement constitutes (and the other Transaction Documents provided for herein to be delivered by Seller at Closing will, when executed and delivered, constitute) the legal, valid and binding obligation of Seller, enforceable in accordance with its terms, except as limited by bankruptcy or other laws applicable generally to creditor's rights and as limited by general equitable principles.

(vi) **Litigation.** Except as disclosed on the Disclosure Schedule (herein called the "Disclosure Schedule") attached hereto as Exhibit C, there are no pending suits, actions, or other proceedings in which Seller is a party (or, to Seller's knowledge, which have been threatened to be instituted against Seller) which affect the Properties in any material respect (including, without limitation, any actions challenging or pertaining to Seller's title to any of the Properties), or affecting the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(vii) **Environmental Matters.** To the best of Sellers' knowledge, the Disclosure Schedule reflects an accurate list of all instances, if any, where Sellers' operations or the Properties are not in compliance with Applicable Environmental Laws, or give rise to environmental liabilities that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on the value of the Properties.

(viii) **Capitalization of EEL.** HIPERL is the record and beneficial owner of a majority of all of EEL's outstanding member interest and as such has the authority to commit and bind EEL. Moreover, such ownership is free and clear of all liens and encumbrances. There are no contracts, agreements, commitments or arrangements obligating EEL to issue,

deliver, sell, purchase, redeem or acquire, cause to be issued, delivered, sold, purchased, redeemed or acquired, any additional member interest.

(ix) **No Conflicts**. To the best of Seller's knowledge, the execution and delivery of this Agreement by Seller does not, and the consummation of the transactions contemplated by this Agreement shall not, (a) violate or be in conflict with, or require the consent of any Person under, any provision of Seller's governing documents, (b) conflict with, result in a breach of, constitute a default (or an event that with the lapse of time or notice, or both would constitute a default) under any agreement or instrument to which Seller is a party or by which any of the Properties or Seller is bound, (c) violate any provision of or require any consent, authorization or approval under any judgment, decree, judicial or administrative order, award, writ, injunction, statute, rule or regulation applicable to Seller, or (d) result in the creation of any lien, charge or encumbrance on any of the Properties.

(x) **Contracts**. To the best of the Seller's knowledge, there are no contracts, agreements and commitments to which after Closing any of the Oil and Gas Properties are bound.

(xi) **Areas of Mutual Interest**. Except as set forth on **Exhibit D**, no Oil and Gas Property is subject to (or has related to it) any area of mutual interest agreements.

(xii) **Permits**. To Seller's knowledge, Seller has all material governmental licenses and permits necessary or appropriate to own the Oil and Gas Properties as presently being owned, and that the current operator of record on file with the RRC has all the requisite licenses and permits to operate and that they are in full force and effect. Notwithstanding the foregoing, the Buyer acknowledges that there are three (3) salt water disposal well located on the Oil and Gas Properties that will require recertification for the permit thereon to be compliance with applicable State regulations.

(xiii) **RRC Inquiry.** The Seller has made inquiry with the RRC and based on records reviewed, the Seller is not aware that there are any dry holes, or shut in wells or otherwise inactive wells located on the Oil and Gas Properties and that none of the wells located thereon have been plugged or abandoned.

(xiv) **Payment of Expenses**. To the best of Seller's knowledge, all material expenses (including all bills for labor, materials and supplies used or furnished for use in connection with the Properties, and all severance, production, ad valorem, windfall profit and other similar taxes) relating to the ownership or operation of the Properties, have been, and are being, paid (timely, and before the same become delinquent) by Seller, except such expenses and taxes as are disputed in good faith by Seller and for which an adequate accounting reserve has been established by Seller.

(xv) **Condition of Well Bores**. The Seller is aware that the wells within the Oil and Gas Properties are currently shut in, and that there are no violations on record with the RRC. The Seller is not aware of the condition of any of the well bores and assumes that they have been maintained in a state for normal operations, reasonable wear and tear excepted.

(xvi) **Compliance with Laws**. To the best of the Seller's knowledge, information and belief, the Oil and Gas Properties are currently in substantial compliance with the provisions and requirements of all laws of all governmental authorities having jurisdiction with respect to the Oil and Gas Properties, or the ownership, operation, development, maintenance, or use of any thereof, except where such non-compliance as could not have a Material Adverse Effect.

(xvii) **Royalty Interests.** The Seller acquired the Oil and Gas Properties at public sale and at the time of such sale there were no rentals, overriding royalty interests of other payments noted as being due thereon.

(b) **EEL Securities Act Representations.**

(1) EEL is a "U.S. person" as such term is defined in Regulation S promulgated under the Securities Act ("**Regulation S**");

(2) EEL is aware that an investment in HIPE is speculative and involves certain risks, including the possible loss of EEL's entire investment;

(3) EEL has made an independent examination and investigation of an investment in the HIPE Shares and has depended on the advice of its legal and financial advisors and agrees that the Buyers will not be responsible in any way whatsoever for EEL's decision to invest in the HIPE Shares and HIPE;

(4) EEL: (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the HIPE Shares and HIPE; and (iv) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(5) EEL is an 'accredited investor' in the United States, as that term is defined in Rule 501 of Regulation D, promulgated under the Securities Act ("**Regulation D**");

(6) EEL is acquiring the HIPE Shares as principal for its own account for investment purposes only and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person, other than HIPERL, has a direct or indirect beneficial interest in the HIPE Shares;

(7) EEL understands and agrees that HIPE will refuse to register any transfer of the HIPE Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act;

(8) EEL is not aware of any advertisement of any of the HIPE Shares and is not acquiring the HIPE Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(9) EEL hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the HIPE Shares will bear a legend in substantially the following form:

> THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO,

THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(xiv) **Oil and Gas Production Data.** To the best of the Seller's knowledge, information and belief, after making due and diligent inquiry the information and data set out in Exhibit A, represent the historical oil and gas production relating to the well bores set out in Exhibit A, for the periods of time set out therein.

5. **Representations of Buyers.** Each Buyer hereby severally and not jointly represents to the Sellers that:

(a) **Organization and Qualification.** HIPE and HIPE Sub are duly organized, validly existing and in good standing under the laws of the state or province of their formation. HIPE Sub is also qualified to own oil and gas properties with all applicable governmental agencies having jurisdiction over the Properties, to the extent such qualification is necessary or appropriate or will be necessary or appropriate upon consummation of the transactions contemplated hereby.

(b) **Due Authorization.** Buyer has full power to enter into and perform its obligations under this Agreement and has taken all proper action to authorize entering into this Agreement and performance of its obligations hereunder.

(c) **Approvals.** Other than (i) requirements (if any) that there be obtained consents to assignment (or waivers of preferential rights to purchase) from third parties, and (ii) Routine Governmental Approvals, to Buyer's knowledge (which, as used in this Agreement, shall mean to the actual knowledge of Buyer's officers) neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with the terms hereof, will result in any default under any agreement or instrument to which Buyer is a party, or violate any order, writ, injunction, decree, statute, rule or regulation applicable to Buyer.

(d) **Valid, Binding and Enforceable.** This Agreement constitutes (and the other Transactions Documents provided for herein to be delivered by Buyer at Closing will, when executed and delivered, constitute) the legal, valid and binding obligation of Buyer, enforceable in accordance with its terms, except as limited by bankruptcy or other laws applicable generally to creditor's rights and as limited by general equitable principles.

(e) **No Litigation.** There are no pending suits, actions, or other proceedings in which Buyer is a party (or, to Buyer's knowledge, which have been threatened to be instituted against Buyer) which affect the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(f) **SEC Reports; Financial Statements.**

(i) HIPE has filed and made available to Seller all forms, reports and other documents required to be filed by HIPE with the Securities and Exchange Commission (the "**SEC**") under the Securities Exchange Act of 1934, as amended (the "**Exchange Act**"). All such required forms, reports and other documents (including those that Buyer may file after the date hereof and prior to the Closing Date) are referred to herein as the "**Buyer SEC Reports.**" The Buyer SEC Reports (i) were or will be filed on a timely basis, (ii) were or will be prepared in compliance with the applicable requirements of the Exchange Act and the rules and regulations of the SEC thereunder, and (iii) did not, or will not at the time they were or are filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Since the last date on which a Buyer SEC Report was filed, there has been no material adverse change in the assets, liabilities, condition (financial or otherwise), operating results, business or prospects of HIPE or in the ability of HIPE to perform its obligations

under this Agreement or that could materially impair or prohibit the consummation of the transactions contemplated by this Agreement.

(ii) Each of the consolidated financial statements (including, in each case, any related notes and schedules) contained or to be contained in the Buyer SEC Reports (i) complied or will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) were or will be prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by the SEC on Form 20-F under the Exchange Act) and (iii) fairly presented or will fairly present the consolidated financial position of HIPE and its Subsidiaries as of the dates and the consolidated results of its operations and cash flows for the periods indicated, consistent with the books and records of HIPE and its Subsidiaries.

(g) **Absence of Certain Changes.** Except as disclosed in the Buyer SEC Reports, since August 31, 2009, there has not been any Material Adverse Effect with respect to Buyer and its Subsidiaries, considered as a whole, nor is Buyer aware of any event that reasonably could be expected to result in a Material Adverse Effect with respect to Buyer and its Subsidiaries, taken as a whole.

(h) **HIPE Common Stock.** HIPE currently has (i) 75,000,000 authorized shares of HIPE Common Stock, of which as of December 8, 2009, **6,211,652** are issued and outstanding, (ii) 25,000,000 authorized shares of preferred stock, of which as of December 8, 2009 no shares are issued and outstanding; and (iii) nil issued and outstanding stock options to purchase any HIPE Common Stock are outstanding under any agreement. The issuance of the HIPE Common Stock pursuant to this Agreement has been duly authorized and upon consummation of the transactions contemplated by this Agreement, the HIPE Shares will have been validly issued, fully paid, non-assessable, and issued without application of pre-emptive rights, have the rights, preferences, and privileges specified in HIPE's Articles of Incorporation, and will be free and clear of all liens and restrictions, other than the restrictions imposed by this Agreement and the Securities Act and state securities and blue sky laws.

6. **Certain Covenants of Seller and Buyer Pending Closing.** Between the date of this Agreement and the Closing Date:

(a) **Access by Buyer.**

(i) Records. Seller will give Buyer, or Buyer's authorized representatives, at Seller's office and at all reasonable times before the Closing Date, access to Seller's records pertaining to the ownership and/or operation of the Properties (including, without limitation, title files, division order files, and production, severance and ad valorem tax records), for the purpose of conducting due diligence reviews contemplated by **Section 7** below. Buyer may make copies of such records, at its expense, but shall, if Seller so requests, return all copies so made if the Closing does not occur; all costs of copying such items shall be borne by Buyer. Seller shall not be obligated to provide Buyer with access to any records or data which Seller considers to be proprietary or confidential to it or which Seller cannot provide to Buyer without, in its opinion, breaching, or risking a breach of, agreements with other parties, or waiving, or risking waiving, legal privilege.

(ii) Physical Inspection. Seller shall make a good faith effort to give Buyer, or Buyer's authorized representatives, at all reasonable times before the Closing Date and upon adequate notice to Seller, physical access to the Oil and Gas Properties (including all its books, records and files related to the Oil and Gas Properties) for the purpose of inspecting same. Buyer recognizes that some or all of the Properties may be operated by parties other than Seller and that Seller's ability to obtain access to such properties, and the manner and extent of such access, is subject to the consent of such third parties. Buyer agrees to comply fully with the rules, regulations and instructions issued by Seller (and, where Properties are operated by other parties, such other parties) regarding the

actions of Buyer while upon, entering or leaving the Properties. Buyer shall furnish, free of costs, Seller with a copy of any written report prepared by or for Buyer related to any environmental investigation of the Properties as soon as reasonably possible after it is prepared.

(b) **Preferential Rights and Consents.** Seller will use reasonable efforts, consistent with industry practices in transactions of this type, to identify, with respect to all material Oil and Gas Properties, (i) all preferential rights to purchase (**"Preferential Rights"**) and requirements that consents to assignment (**"Consents"**) be obtained which would be applicable to the transactions contemplated hereby, and (ii) the names and addresses of parties holding such rights; in attempting to identify such Preferential Rights and Consents, and the names and addresses of such parties holding the same, Seller shall in no event be obligated to go beyond its own records. Seller will (A) request, from the parties so identified (and in accordance with the documents creating such rights), execution of Consents so identified, and (B) notify, the parties so identified (and in accordance with the documents creating such rights), of and request waivers of Preferential Rights so identified. Seller shall have no obligation other than to so attempt to identify such Preferential Rights or Consents and to so provide such notices and request such execution of Consents and/or waivers of Preferential Rights (including, without limitation, Seller shall have no obligation to assure that such Consents or waivers of Preferential Rights are obtained).

7. **Due Diligence Reviews.**

(a) **Review By Buyer.** Buyer may conduct, at its sole cost, such title examination or investigation, and other examinations and investigations, as it may in its sole discretion choose to conduct with respect to the Properties.

(b) **Nature of Defects.** The term **"Defect"** as used in this Section shall mean a "defect" arising from a breach of any of the following, and that to the best of the Sellers knowledge:

(i) **NRI or WI Variances.** Seller's ownership of the Properties is such that, with respect to a Property listed on **Exhibit A** hereto, there are no NRI or WI Variances.

(ii) **Liens.** Seller's ownership of an Oil and Gas Property is not subject to any lien for taxes which are not yet delinquent or any mechanic's or materialmen's lien (or other similar lien), or a lien under an operating agreement or similar agreement, to the extent the same relates to expenses incurred which are not yet delinquent or liens which will be released at or before Closing.

(iii) **Preferential Rights and Consents.** Seller's ownership of an Oil and Gas Property is not subject to a Preferential Right or a requirement that Consent be obtained, unless such Consent or a waiver of such Preferential Right has been obtained with respect to the transaction contemplated hereby or, in the case of a Preferential Right, an appropriate tender of the applicable interest has been made to all parties holding such right and, with respect to each such party, either (A) the period of time required for such party to exercise such right has expired without such party exercising such right, or (B) such right has been exercised and the affected portion of the Properties has been excluded from the transactions contemplated hereby.

(iv) **Imperfections in Title.** Seller's ownership of an Oil and Gas Property is not subject to an imperfection in title which, if asserted, would cause a defect in title.

(v) **Environmental Matters.** The Properties are not to the Sellers knowledge, subject to any violation of Applicable Environmental Laws (below defined) in any material respect or there is present upon or under such property a condition which requires remediation under Applicable Environmental Laws. **"Applicable Environmental Laws"** means any law, common law, ordinance, regulation or policy of any governmental authority, as well as any order, decree, permit, judgment or injunction issued, promulgated, approved or

entered thereunder, relating to the environment, health and safety, hazardous materials (including the use, handling, transportation, production, disposal, discharge or storage thereof), the environmental conditions on, under, or about any real property including soil, groundwater, and indoor and ambient air conditions or the reporting or remediation of environmental contamination.

(vi) Notwithstanding any other provision in this Agreement to the contrary, the following matters shall not constitute, and shall not be asserted as, a Defect:

(1) defects or irregularities arising out of lack of corporate authorization, unless Buyer provides affirmative evidence that such corporate action was not authorized and results in another Person's claim of title to the relevant Property;

(2) defects or irregularities that have been cured or remedied by the passage of time, including, without limitation, applicable statutes of limitation or statutes for prescription;

(3) conventional rights of reassignment normally actuated by an intent to abandon or release a lease and requiring notice to the holders of such rights,

(4) normal and customary liens of co-owners under operation agreements, unitizations agreements, and pooling orders relating to the oil and gas properties, which obligations are not yet due and pursuant to which Seller is not in default;

(5) all approvals required to be obtained from governmental entities that are lessors under oil and gas leases forming a part of the Oil and Gas Properties (or who administer such leases on behalf of such lessors) which are customarily obtained post-Closing;

(6) easements, rights of way, servitudes, permits, surface leases and other rights in respect of surface operations, pipelines, grazing, logging, canals, ditches, reservoirs or the like; and easements for streets, alleys, highways, pipelines, telephone lines, power lines, railways and other easements and rights of way, on, over or in respect of any of the Properties to the extent such matters do not materially interfere with operations on the Property; and

(7) defects or irregularities in the chain of title occurring more than twenty (20) years ago consisting of the failure to recite marital status in documents.

8. <u>BCI 51-509 Undertaking.</u>

(a) Pursuant to British Columbia Instrument 51-509 ("**BCI 51-509**") a subsequent trade in the HIPE Shares in or from British Columbia will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation (including the Securities Act (British Columbia) (the "**B.C. Securities Act**")) unless certain conditions are met, which conditions include, among others, a requirement that any certificate representing the HIPE Shares (or ownership statement issued under a direct registration system or other book entry system) bear the restrictive legend (the "**B.C. Legend**") specified in BCI 51-509.

(b) EEL represents and warrants that is not a resident of British Columbia and undertakes not to trade or resell any of the HIPE Shares received by it pursuant to this Agreement in or from British Columbia. EEL understands and agrees that HIPE and others will rely upon the truth and accuracy of these representations and warranties and agree that if such representations and warranties are no longer accurate or have been breached, EEL will immediately notify HIPE.

(c) By executing and delivering this Agreement and as a consequence of the representations and warranties made by EEL in this section, EEL will have directed HIPE not to include the B.C. Legend on any

certificates representing the HIPE Shares to be issued to EEL. As a consequence, EEL will not be able to rely on the resale provisions of BCI 51-509, and any subsequent trade in any of the HIPE Shares in or from British Columbia will be a distribution subject to the prospectus and registration requirements of the B.C. Securities Act.

(d) If EEL wishes to trade or resell any of the HIPE Shares in or from British Columbia, EEL agrees and undertakes to return, prior to any such trade or resale, any certificate representing the HIPE Shares to HIPE's transfer agent to have the B.C. Legend imprinted on such certificate or to instruct HIPE's transfer agent to include the B.C. Legend on any ownership statement issued under a direct registration system or other book entry system.

9. **Conditions Precedent to the Obligations of Buyer.** The obligations of Buyer under this Agreement are subject to each of the following conditions being met:

(a) **Representations True and Correct.** To the best of the Seller's knowledge, each and every representation of Seller under this Agreement shall be true and accurate in all material respects as of the date when made and shall be deemed to have been made again at and as of the time of Closing and shall at and as of such time of Closing be true and accurate in all material respects except as to changes specifically contemplated by this Agreement or consented to by Buyer.

(b) **Compliance with Covenants and Agreements.** Seller shall have performed and complied in all material respects with (or compliance therewith shall have been waived by Buyer) each and every covenant and agreement required by this Agreement to be performed or complied with by Seller prior to or at the Closing.

(c) **Litigation.** No suit, action or other proceedings by any governmental entity or third party shall, on the date of Closing, be pending or threatened before any court or governmental agency seeking to restrain, prohibit, or obtain material damages or other material relief in connection with the consummation of the transactions contemplated by this Agreement.

(d) **License Agreement.** Concurrent with the Closing of this Agreement HIP Technology Limited and HIP Energy (Nevada) Corporation shall enter into a mutually acceptable License Agreement relating to the HIP Down Hole Oil and Gas Technology.

(e) **Title Opinion.** Buyer shall have received a title opinion from Seller's legal counsel respecting the status of the Seller's title to the Oil and Gas Properties.

(f) **Form 20-F information.** Buyer shall have received from Seller all of the Seller's business information, financial statements and financial information relating to the Oil and Gas Properties required by the Buyer to complete its Form 20-F respecting the transactions contemplated by this Agreement within the prescribed timelines under applicable securities laws.

10. **Conditions Precedent to the Obligations of Seller.** The obligations of Seller under this Agreement are subject to each of the following conditions being met:

(a) **Representations True and Correct.** Each and every representation of Buyer under this Agreement shall be true and accurate in all material respects as of the date when made and shall be deemed to have been made again at and as of the time of Closing and shall at and as of such time of Closing be true and accurate in all material respects except as to changes specifically contemplated by this Agreement or consented to by Seller.

(b) **Compliance With Covenants and Agreements.** Seller shall have performed and complied in all material respects with (or compliance therewith shall have been waived by Seller) each and every covenant and agreement required by this Agreement to be performed or complied with by Buyer prior to or at the Closing.

(c) **Litigation.** No suit, action or other proceedings by any governmental entity or third party shall, on the date of Closing, be pending or threatened before any court or governmental agency seeking to restrain, prohibit, or obtain material damages or other material relief in connection with the consummation of the transactions contemplated by this Agreement.

11. **Closing.**

(a) **Actions At Closing.** The closing (herein called the "**Closing**") of the transaction contemplated hereby shall take place on or about March 15, 2010, at 10:00 a.m. local time, or at such other date and time (i) as the Buyer and Seller may mutually agree upon or (ii) to which Seller may postpone the Closing pursuant to **Section 7** hereof (such date and time, as changed pursuant to clauses (i) and (ii), being herein called the "**Closing Date**"). At the Closing:

(i) **Delivery of Conveyance.** Seller shall execute, acknowledge and deliver to Buyer a conveyance of the Oil and Gas Properties (the "**Conveyance**"), in the form attached hereto as Exhibit G, the effective date of which is the date and time the Oil and Gas Properties were foreclosed upon and recorded at the Reeves County Clerks Office by the Seller, located in Pecos, Texas (herein called the "**Effective Date**").

(ii) **Non-Competition Agreement**: The Seller shall execute and deliver to the Buyer the form of non competition and non circumvention agreement in the form attached as Exhibit H hereto.

(iii) **Letters in Lieu.** Seller shall, if requested by Buyer, execute and deliver to Buyer letters in lieu of transfer orders (or similar documentation), in form acceptable to both parties.

(iv) **Turn Over Possession.** Seller shall, to the extent Seller can do so, turn over possession of the Oil and Gas Properties.

(v) **Issuance of HIPE Shares.** Buyer shall deliver to EEL, a certificate or certificates representing the HIPE Shares on or prior to the Closing Date.

(vi) **Joint Operating Agreement.** Commensurate with Closing the Buyer shall enter into a mutually acceptable Joint Operating Agreement with TexLa Operating Company ("TexLa") with customary representations and warranties pursuant to which TexLa shall serve as operator of record with the RRC on the Oil and Gas Properties.

(vii) **License Agreement.** Concurrent with the Closing of this Agreement HIP Technology Limited and HIP Energy (Nevada) Corporation shall enter into a mutually acceptable License Agreement relating to the HIP Down Hole Oil and Gas Technology.

(viii) **Assignment and Bill of Sale.** The Parties shall execute and deliver a general assignment agreement in the Form attached as **Exhibit G** with respect to the assignment of the Leases and a bill of sale in respect of the transfer of the Leases appropriate to effectively vest good and marketable title to the Leases in the form attached as **Exhibit G** hereto the effective date of which is the date and time the Leases were foreclosed upon and recorded at the Reeves County Clerks Office by the Seller, located in Pecos, Texas (herein called the "**Effective Date**").

(b) **Post Closing Actions.**

(i) **Transfer of Files.** Seller will use its best efforts to deliver to Buyer, at Buyer's expense, and within 30 days after Closing, the originals, where available, of all of Seller's lease files, abstracts and title opinions, division order files, production records, well files, accounting records (but not including general financial accounting or tax accounting records), and other similar files and records which directly relate to the Properties, other than those which Seller considers to be proprietary or confidential to it or which Seller

cannot provide to Buyer without, in its opinion, breaching, or risking a breach of, agreements with other parties, or waiving, or risking waiving, legal privilege. Seller may, at its election, make and retain copies of any or all such files. Buyer shall preserve all files so delivered by Seller of a period of 7 years following Closing and will allow Seller access (including, without limitation, the right to make copies at Seller's expense) to such files at all reasonable times.

(ii) **Operational Transition.** Seller shall cooperate with respect to transition activities as to Properties where Buyer or TexLa succeeds Seller as operator. To the extent Seller or TexLa remains an operator after Closing (which it shall have no obligation to do), it shall serve as operator under the applicable operating agreement in the manner provided by such agreement and, to the extent Seller so operates any Property after Closing, its obligations to Buyer with respect thereto shall be no greater than those which it would have to a non-operator under the applicable operating agreement (and, in the absence of an operating agreement, under the AAPL 610 (1998 Revision) model form Operating Agreement.

(iii) **Assignment and Bill of Sale.** The Parties shall execute and deliver a general assignment agreement with respect to the assignment of the Assigned Leases and a bill of sale in respect of the transfer of the Assigned Leases appropriate to effectively vest good and marketable title to the Assigned Leases within twelve months of the Closing Date.

12. **Certain Accounting Adjustments.**

(a) **Adjustments for Revenues and Expenses.** Appropriate adjustments shall be made between Buyer and Seller so that:

(i) Buyer will bear all actual drilling costs, reworking costs, and all other capital expenditures which are incurred in connection with the development, exploration or operation of the Oil and Gas Properties after the Closing Date, and all expenses which are incurred in the operation of the Oil and Gas Properties after the Closing Date, including all overhead charges under applicable operating agreements regardless of whether such operating agreements are with third parties or related entities and regardless of whether Seller is the operator or a non-operator, attributable to the Oil and Gas Properties and which are produced after the Closing Date;

(ii) The Seller will bear all expenses which are incurred in the operation of the Properties before the Closing Date and Seller will receive all proceeds (net of applicable production, severance, and similar taxes) from the sale of oil, gas and/or other minerals which were produced from (or attributable to) the Properties and which were produced before the Closing Date; and

13. **Assumption and Indemnification.**

(a) **Assumption and Indemnification.** Buyer shall, on the date of Closing, agree (and, upon the delivery to Buyer of the Conveyance, shall be deemed to have agreed), (a) to assume, and to timely pay and perform, all Assumed Obligations and (b) to indemnify and hold Seller (and its partners and its and their Affiliates, and the respective directors, officers, employees, attorneys, contractors and agents of such parties) harmless from and against any and all Assumed Obligations. "**Assumed Obligations**" means (i) all obligations and liabilities of Seller (excluding Excluded Claims) that (A) arise under contracts assumed by Buyer at Closing, (B) relate to the Oil and Gas Properties, (C) arise from or relate to events occurring after the Closing Date and (D) do not arise from or relate to the inaccuracy of any representation or warranty of Seller, or the breach of, or failure to perform or satisfy, any covenant of Seller, set forth in this Agreement or in any other agreement, instrument, document or certificate executed or delivered in connection with this Agreement and (ii) all obligations and liabilities of Seller (excluding Excluded Claims) that arise with respect to (A) the plugging and abandonment of all existing wells, provided that the Buyer

will not and does not assume these obligations that existed prior to the Closing Date if actions to plug and abandon were not performed by the prior operator(s), (B) the removal of related oil and gas equipment including, without limitation, platforms, pipelines, sumps, concrete foundations, vessels, tanks (above and below ground), and similar items of oil and gas field equipment and facilities, and (C) the lawful restoration and reclamation of the lands used in connection with such wells and related equipment, platforms, pipelines, sumps, concrete foundations, vessels, tanks (above and below ground) in compliance with all federal, state and local laws, rules and regulations.

(b) **"Excluded Claims"** means claims (i) resulting from or relating to the employment relationship between Seller and any of Seller's present or former employees or the termination of any such employment relationship, including any claims arising from or relating to their rights to receive benefits under any Seller Plan, (ii) made by a third party arising out of, related to or caused by any personal injury (including death) or property damage sustained on or in connection with the Oil and Gas Properties prior to the Effective Date, (iii) the breach of any representation or warranty of Seller, or the agreement or covenant of Seller set forth in this Agreement, (iv) any claims arising out of or related to plugging and abandonment liability of all existing wells sustained on or in connection with the Oil and Gas Properties prior to the Effective Date, (v) any claims arising out of or related to the removal of related oil and gas equipment including, without limitation, platforms, pipelines, sumps, concrete foundations, vessels, tanks (above and below ground), and similar items of oil and gas field equipment and facilities prior to the Effective Date, (vi) the lawful restoration and reclamation of the lands used in connection with wells located on the Oil and Gas Properties and related equipment, platforms, pipelines, sumps, concrete foundations, vessels, tanks (above and below ground) in compliance with all federal, state and local laws, rules and regulations all taxes due and payable prior to the Effective Date, (vii) related to off-site disposal of hazardous substances from the Properties prior to the Effective Date, (viii) fines and penalties levied by a governmental agency in connection with a violation of Environmental Laws, and (ix) taxes and assessments related to the Properties that are due and payable prior to the Effective Date.

(c) **Indemnification by Seller.** Seller shall, on the date of Closing, agree (and, upon the delivery to Buyer of the Transaction Documents shall be deemed to have agreed) to indemnify and hold Buyer (and its directors, officers, employees and attorneys, contractors and agents) harmless from any Excluded Claims. Seller's indemnity in the preceding sentence shall not cover or include any matters pertaining to title to the Oil and Gas Properties.

(d) **Notice of Claim.** If indemnification pursuant to Sections 13(a) and (b) is sought, the party seeking indemnification (the **"Indemnitee"**) shall give written notice to the indemnifying party of an event giving rise to the obligation to indemnify, describing in reasonable detail the factual basis for such claim, and shall allow the indemnifying party to assume and conduct the defense of the claim or action, and cooperate with the indemnifying party in the defense thereof; provided however, that the omission to give such notice to the indemnifying party shall not relieve the indemnifying party from any liability which it may have to the Indemnitee, except to the extent that the indemnifying party is prejudiced by the failure to give such notice and as otherwise provided in **Section 14**. The Indemnitee shall have the right to employ separate counsel to represent the Indemnitee if the Indemnitee is advised by counsel that an actual conflict of interest makes it advisable for the Indemnitee to be represented by separate counsel and the reasonable expenses and fees of such separate counsel shall be paid by the indemnifying party.

14. **Notices.** All notices and other communications required under this Agreement shall (unless otherwise specifically provided herein) be in writing and be delivered personally, by recognized commercial courier or delivery service which provides a receipt, by facsimile (with receipt acknowledged), or by registered or certified mail (postage prepaid), at the following addresses:

If to Buyer: Attention: HIP Energy Corporation

c/o Richard Coglon, President

Suite 800- 885 West Georgia Street
Vancouver, British Columbia, Canada

If to Seller: Equi Energy LLC.

c/o Kevin R. Michaels, General Counsel
11767 Katy Freeway, Suite 330
Houston, Texas 77079

and shall be considered delivered on the date of receipt. Either Buyer or Seller may specify as its proper address any other post office address within the continental limits of the United States by giving notice to the other party, in the manner provided in this Section, at least ten (10) days prior to the effective date of such change of address.

15. **Survival of Provisions.** All representations and warranties made herein by Buyer and Seller shall be continuing and shall be true and correct on and as of the date of Closing with the same force and effect as if made at that time (and shall inure to the benefit of the respective successors and assigns of Buyer and Seller/and shall inure to the benefit of Buyer and Seller but not to their respective successors and assigns), and all of such representations and warranties shall survive the Closing and the delivery of the Conveyance. The obligations of the parties under Section 4, 5, 11 and 13 shall (subject to any limitations set forth therein) also survive the Closing and the delivery of the Conveyance.

16. **Miscellaneous Matters.**

(a) **Further Assurances.** After the Closing, Seller shall execute and deliver, and shall otherwise cause to be executed and delivered, from time to time, such further instruments, notices, division orders, transfer orders and other documents, and do such other and further acts and things, as may be reasonably necessary to more fully and effectively grant, convey and assign the Properties to Buyer.

(b) **Public Announcements.** Any public announcement or similar publicity with respect to this Agreement or the Transaction Documents will be issued, if at all, at such time and in such manner as Buyer determines in their discretion.

(c) **Regulatory Approvals.** Each party hereto shall cooperate and use its commercially reasonable efforts to promptly prepare and file all necessary documentation to effect all necessary applications, notices, petitions, filings and other documents, and use all commercially reasonable efforts to obtain (and will cooperate with each other in obtaining) any consent, acquiescence, authorization, order or approval of, and any exemption or nonopposition by, any governmental authority required to be obtained or made by Sellers or Buyer or any of their respective Affiliates in connection with the transactions contemplated hereby or the taking of any action contemplated thereby or by this Agreement.

(d) **FTC Filings.** If required and as promptly as practicable, Sellers and Buyer will file with the Federal Trade Commission and the Department of Justice, as applicable, the required notification and report forms and will as promptly as practicable furnish any supplemental information which may be requested in connection therewith. Sellers and Buyer will request expedited treatment (i.e., early termination) of such filing. Buyer and Sellers shall use commercially reasonable efforts to make or modify all other filings and submissions on a prompt and timely basis in connection with the filings required by this Section. Each of Sellers and Buyer will bear their own costs and expenses relating to the compliance with this Section.

(e) **No Sales Taxes.** No sales, transfer or similar tax will be collected at Closing from Buyer in connection with this transaction. If, however, this transaction is later deemed to be subject to sales, transfer or similar tax, for any reason, Buyer agrees to be solely responsible, and shall indemnify and hold Seller (and its Affiliates, and its and their directors, officers, employees, attorneys, contractors and agents) harmless, for any and all sales, transfer or other similar taxes (including related penalty, interest or legal costs) due by virtue of this transaction on the Properties

transferred pursuant hereto and the Buyer shall remit such taxes at that time. Seller and Buyer agree to cooperate with each other in demonstrating that the requirements for exemptions from such taxes have been met.

(f) **Entire Agreement.** This Agreement, including the Recitals hereto, the Conveyance and the other documents and instruments to be executed and delivered to Buyer and Seller pursuant to the terms hereof (collectively, the "**Transaction Documents**") constitute the entire understanding of the parties hereto with respect to subject matter hereof and supersedes all prior agreements, understandings, negotiations, and discussions, both oral and written, among the parties with respect to such subject matter.

(g) **Amendments, Waivers.** This Agreement may be amended, modified, supplemented, restated or discharged (and provisions hereof may be waived) only by an instrument in writing signed by all of the Parties hereto.

(h) **Choice of Law.** Without regard to principles of conflicts of law, disputes regarding the interpretation, validity, and enforceability of this Agreement shall be construed and enforced in accordance with and governed by the laws of British Columbia and the laws of Canada applicable therein. Any disputes regarding the Oil and Gas Properties to include but not limited to the operations, maintenance and ownership of those Oil and Gas Properties shall be construed and enforced pursuant to the laws of the State of Texas irrespective of the physical location of those Oil and Gas Properties.

(i) **Headings, Time of Essence, etc.** The descriptive headings contained in this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Within this Agreement words of any gender shall be held and construed to cover any other gender, and words in the singular shall be held and construed to cover the plural, unless the context otherwise requires. Time is of the essence in this Agreement.

(j) **No Assignment.** Prior to Closing, neither party shall have the right to assign its rights under this Agreement, without the prior written consent of the other party first having been obtained.

(k) **Successors and Assigns.** Subject to the limitation on assignment contained in subsection **(i)** above, the Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

(l) **Counterpart Execution.** This Agreement may be executed in counterparts, all of which are identical and all of which constitute one and the same instrument. It shall not be necessary for Buyer and Seller to sign the same counterpart. Facsimile or electronic signatures shall be considered original signatures.

(m) **Exclusive Remedy; Waiver.** If the Closing occurs, the sole and exclusive remedy of Buyer for any (i) claim relating to any representations, warranties, covenants and agreements contained in this Agreement that survives the Closing, (ii) other claim pursuant to or in connection with this Agreement and (iii) other claim relating to the Properties or the purchase and sale thereof shall be any right to indemnification for such claim that is expressly provided in this Agreement. If no such right of indemnification for such claim is expressly provided in this Agreement, then such claim is hereby waived and released to the fullest extent permitted by applicable law. If the Closing occurs, Buyer shall also be deemed to have waived and released, to the fullest extent permitted under applicable law, any right to contribution against Seller (including, without limitation, any contribution claim arising under any applicable environmental law) and any and all other rights, claims and causes of action it may have against Seller arising under or based on any federal, state or local statute, law, ordinance, rule or regulation or common law or otherwise.

(n) **Seller's Obligations Several Not Joint.** Anything to the contrary notwithstanding, the obligations and liability of "Seller", arising under and in connection with this Agreement shall be several as to each Party individually and not joint. Any representations, warranties, and covenants of "Seller"

under this Agreement relating to the Properties are made by each Seller individually, severally with respect only to the interest owned by each, in the Properties. Any representations, warranties, or covenants relating to the organization, existence, power, and authority of "Seller" and the execution and delivery of this Agreement by "Seller", are made individually by each Seller individually only as to its organization, existence, power, and authority and its execution and delivery of this Agreement. Any covenant by "Seller" with reference to the employees or employment relationship of "Seller" is made by each Seller individually with respect to its employees.

IN WITNESS WHEREOF, this Agreement is executed by the parties hereto on the date set forth above.

SIGNED, SEALED and DELIVERED by
HIP ENERGY RESOURCE LIMITED

Per: [signature]

Authorized Signatory

PETER J. NOONAN

Printed Name

SIGNED, SEALED and DELIVERED by
EQUI ENERGY LLC

Per: [signature]

Authorized Signatory

PETER NOONAN

Printed Name

SIGNED, SEALED and DELIVERED by
HIP ENERGY CORPORATION

Per: [signature]

Authorized Signatory

Richard Coglon

Printed Name

SIGNED, SEALED and DELIVERED by
HIP ENERGY (TEXAS), INC.

Per: [signature]

Authorized Signatory

Richard Coglon

Printed Name

LIST OF SCHEDULES AND EXHIBITS

Exhibit A	Oil and Gas Properties
Exhibit B	Assigned Leases
Exhibit C	Litigation Disclosure Schedule - Nil
Exhibit D	Areas of Mutual Interest - Nil
Exhibit E	Material Contracts - Nil
Exhibit F	Plugging Obligations - Nil
Exhibit G	Assignment and Bill of Sale
Exhibit H	Non Competition Agreement

EXHIBIT A

Oil and Gas Properties

Well Summary - West TX and Centre TX

Lease Name	Oil Lease Gas ID No.	Location	Number of Wells	Total Depth
West Texas				
Cluster 1				
Texaco 9-1 (Texaco "9")	33329	Section 9 Block 56 Range 3	1	3,700
Texaco 9-2	33329	Section 9 Block 56 Range 3	1	3,700
Texaco 9-3	33329	Section 9 Block 56 Range 3	1	3,700
Texaco 9-4	33329	Section 9 Block 56 Range 3	1	3,700
Texaco 9-5	33329	Section 9 Block 56 Range 3	1	3,700
Phillips 66 #2 (Phillips 66)	32571	Section 18 Block 56 Range 3	1	3,700
Phillips 66 #3 (Phillips 66 3A)	33149	Section 18 Block 56 Range 3	1	3,700
Total Cluster 1 West Texas			7	
Cluster 2				
Arco State 14-1	33585	Section 14 Block 56 Range 3	1	3,700
Arco State 14 #5	33585	Section 14 Block 56 Range 3	1	3,700
Arco State 14 #2 (Arco State 14)	33585	Section 14 Block 56 Range 3	1	3,700
Arco State 14 #4	33585	Section 14 Block 56 Range 3	1	3,700
Arco State 14 - A #1 (Arco State 14A)	34155	Section 14 Block 56 Range 3	1	3,700
Arco State 14 - A #2 (Arco State 14A)	34155	Section 14 Block 56 Range 3	1	3,700
Arco State 14 - A #3 (Arco State 14A)	34155	Section 14 Block 56 Range 3	1	3,700
Arco State 14 - A #4 (Arco State 14A)	34155	Section 14 Block 56 Range 3	1	3,700
Arco State #2 Injection (dual Well)	25126	Section 14 Block 56 Range 3	1	3,700
Arco State #3	25126	Section 14 Block 56 Range 3	1	3,700
Arco State #4	25126	Section 14 Block 56 Range 3	1	3,700
Arco State #5	25126	Section 14 Block 56 Range 3	1	3,700
Arco State 24 #2 (Arco State 24)	069586	Section 24 Block 57 Range 3	1	3,400
Arco State 24 #3 (Arco State 24)	069779	Section 24 Block 57 Range 3	1	3,400
Arco State 24 #4 (Arco State 24)	069912	Section 24 Block 57 Range 3	1	3,400
Total Cluster 2 West Texas			15	
Cluster 3				
Reeves BK HD - 1 (Horizontal)	36100	Section 15 Block 56 Range 3	1	4,900
Reeves BK FEE # 1	32288	Section 15 Block 56 Range 3	1	3,700
Reeves BK # 2 (Reeves-BK-FEE)	32288	Section 15 Block 56 Range 3	1	3,700
Reeves BK # 3	32288	Section 15 Block 56 Range 3	1	3,700
Reeves BK FEE # 5	32288	Section 15 Block 56 Range 3	1	3,700
BK # 4 (Texaco Reeves BK)	33947	Section 15 Block 56 Range 3	1	3,700
Texaco 23 #1 (Texaco "23")	33670	Section 23 Block 56 Range 3	1	3,700
Texaco 23 #2	33670	Section 23 Block 56 Range 3	1	3,700
Texaco 23 #3	33670	Section 23 Block 56 Range 3	1	3,700
Texaco 13-1 HD Horizontal (Penwell)	12345	Section 13 Block 56 Range 3	1	4,987
Total Cluster 3 West Texas			10	
Cluster 4 - **Regular 57**				

Anadarko State 14 #5 (Anadarko State A)	34376	Section 14 Block 57 Range 3	1	3,200
Anadarko State 14 #6 (Anadarko State R)	34463	Section 14 Block 57 Range 3	1	3,200
Anadarko State 14 #1 (Anadarko State 14	072948	Section 14 Block 57 Range 3	1	3,200
Anadarko State 14 #2 (Anadarko State 14	074167	Section 14 Block 57 Range 3	1	3,200
Anadarko State 14 #3 (Anadarko State 14	075491	Section 14 Block 57 Range 3	1	3,200
Anadarko State 14 #4 (Anadarko State 14	075724	Section 14 Block 57 Range 3	1	3,200
Anadarko State 23 #4 (Anadarko State)	34313	Section 14 Block 57 Range 3	1	3,200
Stack State 1	34366	Section 14 Block 57 Range 3	1	3,200
Stack State 2	34366	Section 14 Block 57 Range 3	1	3,200
Total Cluster 4 West Texas			9	
Cluster 5				
Reeves AM 25 #1 (AM Reeves)	34146	Section 25 Block 57 Range 3	1	6,200
Reeves AM 25 #1 (Reeves -AM- Fee)	036114	Section 25 Block 57 Range 3	1	3,200
Reeves AM 25 #2 (Reeves -AM- Fee)	036115	Section 25 Block 57 Range 3	1	3,200
State of Texas 23 # 5 (State 26)	34312	Section 23 Block 56 Range 3	1	3,100
State of Texas 26 # 5 (State 23)	34464	Section 26 Block 57 Range 3	1	3,100
State of Texas 26 # 1 (State of Texas 26)	066070	Section 26 Block 57 Range 3	1	3,100
State of Texas 26 # 3 (State of Texas 26)	069567	Section 26 Block 57 Range 3	1	3,100
State of Texas 26 # 4 (State of Texas 26)	069568	Section 26 Block 57 Range 3	1	3,100
State of Texas 26 # 7 (Robinson)	36098	Section 26 Block 57 Range 3	1	3,100
Total Cluster 5 West Texas			9	
Cluster 6				
Meeker 15 -1	30942	Section 15 Block 21 Range 3	1	3,700
Total Cluster 6 West Texas			1	
		West Texas Total	**51**	
Central Texas				
Opal Ward # 1	1 Leon		1	9,475
Total Cluster Central Texas		**Central Texas Total**	1	
GRAND TOTAL			**52**	

TexLa

23 Continuous Day Production Summary

Lease Name	Oil Lease Gas ID No.	Comingled Production (in BBL and MCF)																						
		Day 1	Day 2	Day 3	Day 4	Day 5	Day 6	Day 7	Day 8	Day 9	Day 10	Day 11	Day 12	Day 13	Day 14	Day 15	Day 16	Day 17	Day 18	Day 19	Day 20	Day 21	Day 22	Day 23
Reeves BK #2	32288	34	42	54	75	100	110	125	132	141	153	161	172	183	184	191	200	207	212	225	300	304	305	324
BK #4 (Texaco Reeves BK)	33947																							
Texaco 23-1	33670																							
Texaco 13-1 HD (Penwell)																								
Reeves BK #2	32288	310	415	423	500	583	476	564	775	589	604	666	791	853	971	1012	974	989	1120	1273	1254	1298	1304	1412
BK #4 (Texaco Reeves BK)	33947																							
Texaco 23-1	33670																							
Texaco 13-1 HD (Penwell)																								
Daily Average Production - Oil		171																						
Daily Average Production - Gas		833																						

Note: Full implementation of all technology from initiation of gas injection and returns at full pressure and volume as wells required. Production was suspended after 23 days due to a severe injury suffered by Peter Noonan for reasons not related to the operation.



Daily Oil Production
Barrels
350
300
250
200
150
100
50
0
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23



Daily Gas Production
Barrels
1600
1400
1200
1000
800
600
400
200
0
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23

HIP™ Technology

To determine the highest potential for the optimum hydrocarbon recovery from various oil fields around the world is extremely complex. Due to flaring in past years of associated gas from the reservoir, many oilfields became under pressured and produced less and less hydrocarbons. Eventually, these wells and fields were placed on artificial lift methods. Most all wells become blocked by viscosity of various material compounds, which are made of paraffinic, asphalts, salt residual, and sulfites and metallic residuals (impediments) greatly reducing and/or shutting-off production. All wells have heavy hydrocarbons with API gravities of 10 or less, which are mixed with lighter hydrocarbons or gaseous hydrocarbons. With that, these wells will not produce to their maximum recovery. Flooding techniques may not be suitable to many fields due to incompatibility and/or channeling. These problems and limitations indicate that the most effective enhanced energy recovery (EHR) process would exhibit certain aspects.

The criteria for this optimum process would include the following:

1. The ability to maintain or increase reservoir pressure.
2. The ability to act as a solvent and be miscible with reservoir crudes, thus decreasing viscosity and increasing flow properties of the hydrocarbons.
3. The ability to increase thermal properties in the reservoir, thus also decreasing viscosity and increasing flow properties in formations containing impediments in the hydrocarbons.
4. The ability to reduce the lifting tension of hydrocarbons from the formation to the surface.
5. The ability to open up pore throats (avenue of flow), thus optimizing flow characteristics through the formation.
6. The ability to suspend certain solids and metallic's in the hydrocarbons, easing the recovery from the formation and on the surface for separation.
7. The ability to continue to clean pore throats from the formation through enhancing the access of hydrocarbons to the well bore and on to the surface.
8. The ability to use sources of fuel from the reservoir to operate surface equipment, eliminating outside sources of fuel.
9. The ability to use existing wells for EHR, without drilling new ones.
10. The ability to use existing casing, or tubing design, in establishing increased production.
11. Furthermore, if the casing has deteriorated for non-use to be able to recover the well bore by utilizing smaller liners and/or tubing to act as new casing.

12. The ability to replace work over operations such as gravel packing, acidizing or fracturing, rod and pump pulling, and/or rod worm tubing deterioration, etc.
13. The ability to move equipment on location, and start operation, etc.
14. The ability to generate immediate results.
15. The ability to use gases and liquids, native to the formation crude, without having to bring in outside products that are not compatible with reservoir fluids.
16. The ability to use readily available equipment, to create process.
17. The ability to produce 100% of the crude in the reservoir, then produce the gas.

Peter Noonan has worked extensively with chemical engineers and scientists over the last 28 years in the areas of enhanced oil recovery systems. The system has proven to be adaptable over the widest range of reservoirs and hydrocarbon properties. The company anticipates employing this system on projects around the world. This proprietary enhanced energy recovery system is known as the HIP™ Process. This process has proven to be effective in overcoming many of the problems, which prevent or restrict commercial production of hydrocarbons with adverse chemical and physical properties. Major production problems effectively addressed by this process include low API gravity (high density), high paraffin content and high temperature pour point. This process has also shown to enhance production of hydrocarbons with severe residue problems associated with excessive ashphaltenes, sediments, metallics and other contaminants. The HIP™ Process also increase the effective bottom hole pressure and temperature, enhancing the mobility of the hydrocarbons to the surface. Theoretical recovery of hydrocarbons in reservoirs approaches 100%.

HIP™ Process treats these problems in situ within the reservoir. It is a physical/mechanical process rather than a chemical process. It is based on selective and carefully-controlled continuous feedback of the produced fluids and gases, and does not introduce any foreign chemicals or solids to the reservoir. HIP™ Process places paraffin and other production-impeding constituents into homogenous suspension in the produced hydrocarbon while still in the reservoir environment. The resulting hydrocarbon production shows reduction in tacky or solid paraffinitics by as much as 95%, increase in apparent API gravity from levels below 15 degrees to levels above 50 degrees, reduction in pour points from levels far above room temperature to levels far below freezing. The HIP™ Process has shown the ability to minimize the percentage of remaining hydrocarbon residue, and to concentrate heavy non-hydrocarbon contaminants in the residue in a manner permitting relatively inexpensive mechanical separation at the surface.

A direct economic product of the HIP™ Process is a dramatic increase in both oil and gas production. Soon after the HIP™ system begins regeneration of the reservoir, entrapped gases are released. Gas-oil ratios have shown steady increases from trace levels in crude oil previously deemed to have no gas content whatsoever to gas oil relationships (GOR) up to 30,000 cubic feet per barrel. Every well treated thus far with the HIP™ Process has shown a substantial improvement in oil production with a corresponding increase in gas production. Once a stable GOR is reached, enhanced production of both oil and gas continue in this ratio, as long as the HIP™ system is properly employed and maintained. Additional benefits include increase in the quality and therefore the market value of the produced crude oil, reduction of drilling and completion costs, and reduced lifting and well maintenance costs.

The HIP™ Process has proven valuable in increasing production from older wells that have significantly declined in production as can be seen in the attached production profiles from various wells and cluster of wells. The West Texas field, where the 50 wells are located, have dissipated the barrier of 23 impediments that restricted or shut in the reservoirs. Having stated this, HIP™ Process was applied successfully since the end of 1998 through 2004 as can be seen in the attached production profiles. Most of these profiles do not reflect the high pressure and high volumes that were encountered as well as the production data through 2004. The data also fails to show that the surface facilities were not adequate for the volume and pressure generated by the application of the HIP™ Process.

TexLa

Name: Cluster 1 West Texas
Wells: 7   **Depth:** 3,700 Ft
Production History: 1987 - 1999
Technology: Applied from December 1998 to April 1999
Comments: Cluster comprised of 5 Texaco "9" wells and 2 Phillips 66 wells. The cluster responded very well to Technology. There was a large amount of water production and the surface facilities were not adequate to handle the water disposal. The wells were produced intermittently until the end of April 1999. The production rate came up to almost the production level back in 1996 when the cluster began the steep decline.



LINOP CORP.
Ken Reagan
Bell Canyon
CLUSTER #1 WT – CURRENT
REEVES,TX.
Major Phase: OIL
GAS (mcf/mon)
GOR (scf/bbl)
OIL (bbl/mon)
100,000
10,000
1,000
10,000
1,000
100
88 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Proj OIL Cum: 46.92 mbbl
TEC ENGINEERING CURRENT ECONOMICS
Proj GAS Cum: 449.09 mmcf

Lease Name: TEXACO "9", Lease No: 33329
Wells: 5 **Depth:** 3,600 Ft
Replacement Well bore Cost: $2,178,000.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to July 2000
Comments: Well produced very effectively to Technology until we had lightening strike. Furthermore all wells were open-hole-completed and not inducive to gas lift operations.



Lease 33329 - Oil
Texaco "9"
Barrels
900
800
700
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 33329 - Gas
Texaco "9"
MCF
1600
1400
1200
1000
800
600
400
200
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

TexLa

Lease Name: PHILLIPS -66-, Lease No: 32571
Wells: 1 **Depth:** 3,490 Ft
Replacement Well bore Cost: $422,290.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to January 2000
Comments: Well responded positively to technology. Previous Operator(New Horizon Exploration Corp) failed to pay the State Government Royalty and therefore we were forced to stop production at the end of January 2000.



Lease 32571 - Oil
Phillips 66
Barrels
300
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 32571 - Gas
Phillips 66
MCF
1600
1400
1200
1000
800
600
400
200
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

LSE/ID: 32571

Lease Name: PHILLIPS 66 3A, Lease No: 33149
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to January 2000
Comments: Well responded positively to technology. Operator failed to pay the State Government Royalty and therefore we were forced to stop production at the end of January 2000.

TexLa



Lease 33149 - Oil
Phillips 66 3A
Barrels
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 33149 - Gas
Phillips 66 3A
MCF
1200
1000
800
600
400
200
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

LSE/ID: 33149

TexLa

Name: Cluster 3 West Texas

Wells: 10 **Depth:** 3,700 to 4,987 Ft

Production History: 1989 - 1999

Technology: Applied from December 1998 to April 1999

Comments: Cluster comprised of 10 wells. 5 Reeves BK wells and 5 Texaco 23 wells. The cluster responded very well to Technology. There was a large amount of water production and the surface facilities were not adequate to handle the water disposal. The wells were produced intermittently and only shows production until the end of July 1999 when this document was prepared. The production rate came up to the production level achieved in early 1992 when the well was put on line.



LINOP
N GAS REAVES
CLUSTER #3WT - CURRENT
REEVES,TX
Major Phase: GAS
GAS (mcf/mon)
GOR (mcf/bbl)
OIL (bbl/mon)
100,000
10,000
1,000
10,000
1,000
100
89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Proj GAS Cum: 488.07 mmcf
TEC ENGINEERING CURRENT ECONOMICS
Proj OIL Cum: 30.89 mbbl

Lease Name: REEVES -BK- FEE, Lease No: 32288
Wells: 4 **Depth:** 3,500 Ft
Replacement Well bore Cost: $1,694,000.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 through October 2001
Comments: Well 1 produced water with some gas and little oil. Well 4 had a hole in the production casing and injected into the tubing with gas lift valves at a lower pressure conducive to creating a balance within the production casing to produce intermittently. Well 5 was shut-in because there was no tubing in the production casing due to the lack of funds. Well 3 had a blow-out in June caused by bad pipe and cement job. Well 2 can be accounted for 70% of oil production and 60% of the gas. The field was shut in due to lack of funding for gas compression in October of 2001

TexLa



Lease 32288 - Oil
Reeves-BK-Fee
Barrels
400
350
300
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 32288 - Gas
Reeves-BK-Fee
MCF
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

TexLa

Lease Name: TEXACO "23", Lease No: 33670
Wells: 3 **Depth:** 3,600 Ft
Replacement Well bore Cost: $2,871,200.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from December 1998 to October 2001
Comments: The horizontal well was the only producer out of the three cluster wells. One of the vertical wells produced water for six months and then oil production began April 2000. Again the facilities were not conducive to the volume and pressure generated by the Technology


Lease 33670 - Oil
Texaco "23"
Barrels
1200
1000
800
600
400
200
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02


Lease 33670 - Gas
Texaco "23"
MCF
2,500
2,000
1,500
1,000
500
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: TEXACO REEVES BK, Lease No: 33947

TexLa

Wells: 2 **Depth:** 3,500 Ft
Replacement Well bore Cost: $847,000.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to July 2002
Comments: Pressure on Well 1 was over 6,000 psi and the infrastructure at the well head was 3,000 psi or less working pressure and for safety reasons we left the well in dormancy. Well 2 was a horizontal well that reacted positively with technology by producing close to 1,000 barrels a day and surface capacity to handle the liquid was not there, forcing us to shut-it the production.



Lease 33947 - Oil
Texaco Reeves BK
Barrels
180
160
140
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 33947 - Gas
Texaco Reeves BK
MCF
3000
2500
2000
1500
1000
500
0
Jan-98
May-98
Sep-98
Jan-99
May-99
Sep-99
Jan-00
May-00
Sep-00
Jan-01
May-01
Sep-01
Jan-02
May-02
Sep-02
Series1
Series2

Name: Cluster 4 West Texas

TexLa

Wells: 4 **Depth:** 3,700 Ft

Production History: 1985 - 1999

Technology: Applied from December 1998 to April 1999

Comments: Cluster comprised of 4 wells, Shelly #1, Meeker Trust, Texaco BE and Reeves BO. The Texaco and Reeves wells were the original in that cluster. The other two followed back in 1997. The wells responded very positively to technology that was applied from December 1998 to July 1999. This curve only shows production up to the moment when the production curve was presented to a financial institution.



LINOP
N GAS REAVES
Bell Canyon
CLUSTER #4WT ~ LOW
REEVES,TX.
Major Phase: OIL
10,000
1,000
100
GAS (mcf/mon)
GOR (scf/bbl)
1,000
100
10
OIL (bbl/mon)
85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04
Proj OIL Cum: 46.04 mbbl
TEC Engineering Low Projection
Proj GAS Cum: 42.36 mmcf

Name: Cluster 1 East Texas

TexLa

Wells: 5 **Depth:** varied from 3900 to 6,180 Ft

Production History: 1989 - 1999

Technology: Applied from January 1999 to July 1999

Comments: Cluster comprised of 2 Cowherd (1 and 2) wells, 2 Chevron (1 and 2) wells and 1 named Peggy Ashley well. The cluster responded very well to Technology. There was a large amount of water production and the surface facilities were not adequate to handle the water disposal. The wells were produced intermittently until the end of April 1999. The production rate came up to almost the production level back in 1996 when the cluster began the steep decline.



LINOP
Kason/Drake/Kelleyville
Petty/Smith/Hill/Tokio
CLUSTER #1ET - CURRENT
Marion,TX
Major Phase: GAS
GAS (mcf/mon)
GOR (mcf/bbl)
OIL (bbl/mon)
100,000
10,000
1,000
10,000
1,000
100
87
88
89
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
06
Proj GAS Cum: 1080.74 mmcf
TEC Engineering Current (2) Eco
Proj OIL Cum: 123.41 mbbl

Lease Name: ARCO STATE, Lease No: 25126
Wells: 4 **Depth:** 4,250 Ft
Replacement Well bore Cost: $2,057,000.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to October 2000
Comments: Wells 1 and 3 were the only producing wells of the series. Well 2 was a salt water producer and well 4 the casing collapsed. Experienced compressor problems and suspended operation in November 2000 due to lack of funding. Infrastructure system did not have the capacity due to the increase in pressure and volume caused by the implementation of the Technology.

TexLa



Lease 25126 - Oil
Arco State
Barrels
900
800
700
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 25126 - Gas
Arco State
MCF
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ARCO STATE 14, Lease No: 33585

TexLa

Wells: 4 **Depth:** 3,500 Ft

Replacement Well bore Cost: $1,694,000.00

Production History: Jan 1998 - Dec 2002

Technology: Applied from April 1999 to October 2000

Comments: Well 1 was shut-in and P&A. Well 2 was a salt water disposal well. Wells 3 and 4 were producers and responded positively to Technology. This is a case where the infrastructure could not handle the pressure and volume due to the Technology. Compression stopped in October 2000.



Lease 33585 - Oil
Arco State 14
Barrels
800
700
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 33585 - Gas
Arco State 14
MCF
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: AM REEVES, Lease No: 34146
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to October 2002
Comments: All Reeves wells were shut in for many years and they were brought-in regularly upon availability of funds. Well responded positively to Technology and compression became an on and off problem.

TexLa



Lease 34146 - Oil
AM Reeves
Barrels
20
18
16
14
12
10
8
6
4
2
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 34146 - Gas
AM Reeves
MCF
350
300
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ARCO STATE 14A, Lease No: 34155

TexLa

Wells: 4 **Depth:** 3,500 Ft
Replacement Well bore Cost: $1,694,500.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from March 1999 to October 2001
Comments: Well A-1 responded beautifully to the Technology and became the prime producer to this cluster. Well A-2 was designated and became a salt water disposal well due to location in the field. Well A-3 also became an excellent respondent to the Technology and also became one of the primary producers. Well A-4 had collapsed casing at the time of purchase which was not disclosed. Slim hole the production gas lift string and produced intermittently. In October 2001 the lease was confiscated by the State of Texas for lack of Royalty payment by the prior lease holder.



Lease 34155 - Oil
Arco State 14A
Barrels
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 34155 - Gas
Arco State 14A
MCF
800
700
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: STATE 26, Lease No: 34312
Wells: 1 **Depth:** 3,300 Ft
Replacement Well bore Cost: $399,300.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from December 1999 to October 2002
Comments: Well responded well to Technology, however the production was mostly water and the surface facilities did not have the adequate equipment to handle all the water production. The well was produced intermittently until the end of October 2002.

TexLa


Lease 34312 - Oil
State 26
Barrels
25
20
15
10
5
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02


Lease 34312 - Gas
State 26
MCF
900
800
700
600
500
400
300
200
100
0
Jun-99
Aug-99
Oct-99
Dec-99
Feb-00
Apr-00
Jun-00
Aug-00
Oct-00
Dec-00
Feb-01
Apr-01
Jun-01
Aug-01
Oct-01
Dec-01
Feb-02
Apr-02
Jun-02
Aug-02
Oct-02

Lease Name: STATE 23, Lease No: 34464

TexLa

Wells: 1 **Depth:** 3,500 Ft

Replacement Well bore Cost: $423,500.00

Production History: Jan 1998 - Dec 2002

Technology: Applied from January 1999 to October 2002

Comments: Well responded well to Technology, however the production was mostly water and the surface facilities did not have the adequate equipment to handle all the water production. The well was produced intermittently until the end of October 2002.



Lease 34464 - Oil
State 23
Barrels
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 34464 - Gas
State 23
MCF
800
700
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ROBINSON, Lease No: 36098

TexLa

Wells: 1 **Depth:** 3,170 Ft
Replacement Well bore Cost: $383,570.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from January 1999 to November 2002
Comments: Well responded very well to Technology, however the production was mostly water and the surface facilities did not have the adequate equipment to handle all the water production or disposal. The well was produced intermittently until the end of November 2002.



Lease 36098 - Oil
Robinson
Barrels
0
1
2
3
4
5
6
Nov-98
Feb-99
May-99
Aug-99
Nov-99
Feb-00
May-00
Aug-00
Nov-00
Feb-01
May-01
Aug-01
Nov-01
Feb-02
May-02
Aug-02
Nov-02



Lease 36098 - Gas
Robinson
MCF
0
10
20
30
40
50
60
70
80
90
Nov-98
Feb-99
May-99
Aug-99
Nov-99
Feb-00
May-00
Aug-00
Nov-00
Feb-01
May-01
Aug-01
Nov-01
Feb-02
May-02
Aug-02
Nov-02

Lease Name: REEVES -AM- FEE, Lease No: 036114, Well No: 1
Wells: 1 **Depth:** 4,987 Ft
Replacement Well bore Cost: $603,430.00
Production History: Jan 1998 - Dec 2001
Technology: Applied from November 1998 to December 2001
Comments: Production responded very well to the Technology until the pressure became prohibited to the surface facility. For safety reason the well was shut-in at the end of 2001.

TexLa



Lease 036114 - Oil
Reeves-AM-Fee
Barrels
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02



Lease 036114 - Gas
Reeves-AM-Fee
MCF
160
140
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02

Lease Name: REEVES -AM- FEE, Lease No: 036115, Well No: 2
Wells: 1 **Depth:** 3,230 Ft
Replacement Well bore Cost: $390,830.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to October 2002
Comments: Production responded very well to the Technology until the pressure became prohibited to the surface facility. For safety reason the well was shut-in in October 2002.

TexLa



Lease 036115 - Oil
Reeves-AM-Fee
Barrels
100
90
80
70
60
50
40
30
20
10
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

LSE/ID: 036115

Lease Name: STATE OF TEXAS 26, Lease No: 066070, Well No: 1026
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from December 1998 to October 2002
Comments: Well reacted positively to Technology and installed a multilift operation through all the wells in Section 26. Continued the process until we were unable to handle the water production. Technology was applied through the end of 2002 and limited by water production.

TexLa



Lease 066070 - Oil
State of Texas 26
Barrels
500
450
400
350
300
250
200
150
100
50
0
35796
35886
35977
36069
36161
36251
36342
36434
36526
36617
36708
36800
36892
36982
37073
37165
37257
37347
37438



Lease 066070 - Gas
State of Texas 26
MCF
160
140
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: STATE OF TEXAS 26, Lease No: 069567, Well No: 3
Wells: 1 **Depth:** 4,400 Ft
Replacement Well bore Cost: $532,400.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from December 1998 to October 2002
Comments: Well reacted positively to Technology and installed a multilift operation through all the wells in Section 26. Continued the process until we were unable to handle the water production. Technology was applied through the end of 2002 and limited by water production.

TexLa



Lease 069567 - Oil
State of Texas 26
Barrels
450
400
350
300
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

LSE/ID: 069567

Lease Name: STATE OF TEXAS 26, Lease No: 069568, Well No: 4
Wells: 1 **Depth:** 4,400 Ft
Replacement Well bore Cost: $532,400.00
Production History: Jan 1998 - Dec 2002
Technology: Not Applied
Comments: Well reacted positively to Technology and installed a multilift operation through all the wells in Section 26. Continued the process until we were unable to handle the water production. Technology was applied through the end of 2002 and limited by water production.

TexLa



Lease 069568 - Oil
State of Texas
Barrels
200
180
160
140
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ARCO STATE 24, Lease No: 069586, Well No: 2
Wells: 1 **Depth:** 4,400 Ft
Replacement Well bore Cost: $532,400.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from January 1999 to October 2002
Comments: Technology was instituted in January 1999 but could not bring the well on until April when we could connect the wells in the East. Well reacted positively to Technology but run out of water disposal area. Produced until the end of 2002.

TexLa



Lease 069586 - Oil
Arco State 24
Barrels
700
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 069586 - Gas
Arco State 24
MCF
35
30
25
20
15
10
5
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ARCO STATE 24, Lease No: 069779, Well No: 3
Wells: 1 **Depth:** 4,400 Ft
Replacement Well bore Cost: $532,400.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from January 1999 to October 2002
Comments: Technology was instituted in January 1999 but could not bring the well on until April when we could connect the wells in the East. Well reacted positively to Technology but run out of water disposal area. Produced until the end of 2002.

TexLa



Lease 069779 - Oil
Arco State 24
Barrels
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ARCO STATE 24, Lease No: 069912, Well No: 4
Wells: 1 **Depth:** 4,400 Ft
Replacement Well bore Cost: $532,400.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from January 1999 to October 2002
Comments: Technology was instituted in January 1999 but could not bring the well on until April when the other wells could be connect those wells in the East. Well reacted positively to Technology but run out of water disposal area. Produced until the end of 2002.

TexLa


Lease 069912 - Oil
Arco State 24
Barrels
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

TexLa

Well Bores Summary Chart

Lease Name	Oil Lease Gas ID No.	Location	Number of Wells	Total Depth	Estimated Value $x1000	Production (in BBL and MCF) 1998 Oil	1998 Gas	1999 Oil	1999 Gas	2000 Oil	2000 Gas	2001 Oil	2001 Gas	2002 Oil	2002 Gas
Arco State # 1	25126	Section 14 Block 56 Range 3	1	4,250	514.25	3613	15745	4051	18124	3563	4186	581	2951	4	88
Arco State # 2	25126	Section 14 Block 56 Range 3	1	4,250	514.25										
Arco State # 3	25126	Section 14 Block 56 Range 3	1	4,250	514.25										
Arco State # 4	25126	Section 14 Block 56 Range 3	1	4,250	514.25										
Reeves BK Fee	32288	Section 15 Block 56 Range 3	4	3,500	1,694.00	1394	18865	2071	26649	1217	9619	1267	8122	355	323
Phillips 66	32571	Section 18 Block 56 Range 3	1	3,490	422.29	841	4390	655	4219	147	797	55	66	0	0
Phillips 66 A	33149	Section 18 Block 56 Range 3	1	3,500	423.50	528	520	431	2315	240	938	100	45	0	0
Texaco "9"	33329	Section 9 Block 56 Range 3	5	3,600	2,178.00	1358	3985	2229	57	1242	1249	232	203	217	532
Arco State 14	33585	Section 14 Block 56 Range 3	4	3,500	1,694.00	5429	24643	3455	21540	2473	5723	463	1587	64	106
Texaco "23"	33670	Section 23 Block 56 Range 3	3	3,600	2,871.20	2682	12037	4072	13938	2138	6846	1476	7489	322	223
Texaco Reeves BK	33947	Section 15 Block 56 Range 3	1	3,500	423.50	56	9046	193	9461	321	902	125	874	202	89
Texaco Reeves BK #1 HD	36100	Section 15 Block 56 Range 3	1	4,900	2,592.90										
AM Reeves	34146	Section 25 Block 56 Range 3	1	3,500	423.50	3	60	16	1441	32	540	14	241	29	198
Arco State 14 A-1	34155	Section 14 Block 56 Range 3	1	3,500	423.50	303	3037	1299	1788	1468	1270	943	3581	7	106
Arco State 14 A-2	34155	Section 14 Block 56 Range 3	1	3,500	423.50										
Arco State 14 A-3	34155	Section 14 Block 56 Range 3	1	3,500	423.50										
Arco State 14 A-4	34155	Section 14 Block 56 Range 3	1	3,500	423.50										
State 26	34312	Section 26 Block 57 Range 3	1	3,300	399.30	8	4040	39	3852	19	240	41	155	12	84
State 23	34464	Section 26 Block 57 Range 3	1	3,500	423.50	5	355	17	1624	157	191	152	256	12	84
Robinson	36098	Section 26 Block 57 Range 3	1	3,170	383.57	1	22	12	0	13	188	15	146	9	84
Reeves AM Fee	036114	Section 25 Block 57 Range 3	1	4,987	603.43	215	0	604	0	341	0	162	150	3	0
Reeves AM Fee	036115	Section 25 Block 57 Range 3	1	3,230	390.83	37	0	529	0	300	0	165	0	137	0
State of Texas 26	066070	Section 26 Block 57 Range 3	1	3,200	387.20	202	1	1206	0	552	0	163	150	137	0
State of Texas 26	069567	Section 26 Block 57 Range 3	1	4,400	532.40	1061	0	586	0	477	0	159	0	137	0
State of Texas 26	069568	Section 26 Block 57 Range 3	1	4,400	532.40	7	0	679	0	494	0	160	0	137	0
Arco State 24	069586	Section 24 Block 57 Range 3	1	4,400	532.40	69	0	529	0	871	56	214	10	134	0
Arco State 24	069779	Section 24 Block 57 Range 3	1	4,400	532.40	64	0	529	0	861	0	215	0	137	0
Arco State 24	069912	Section 24 Block 57 Range 3	1	4,400	532.40	0	0	552	0	370	0	178	0	113	0
Meeker 15 - 1	30942	Section 15 Block 21 Range 3	1	3,700	447.70	0	0	0	0	0	0	0	0	0	0
Anadarko State #1	072948	Section 14 Block 57 Range 3	1	3,500	423.50	622	0	529	0	231	17	147	0	137	0
Anadarko State 14-2	074167	Section 14 Block 57 Range 3	1	3,500	423.50	193	0	544	0	233	0	149	0	131	0
Anadarko State 14-3	075491	Section 14 Block 57 Range 3	1	3,500	423.50	217	0	543	0	365	0	80	3	12	0
Anadarko State 14-4	075724	Section 14 Block 57 Range 3	1	3,500	423.50	21	0	532	0	237	0	164	0	75	0
Anadarko State-R-#1406R	34463	Section 14 Block 57 Range 3	1	3,500	423.50	8	540	14	387	281	191	75	143	11	84
Anadarko State #1405	34313	Section 14 Block 57 Range 3	1	3,500	423.50	8	128	182	41	124	202	82	122	13	84
Anadarko State A	34376	Section 14 Block 57 Range 3	1	3,500	423.50	1	32	13	52	176	190	134	135	11	84
Stack State	34366	Section 13 Block 57 Range 3	2	3,500	847.00	4	136	14	879	15	375	18	207	10	58
Texaco 13-1HD		Section 13 Block 56 Range 3	1	4,987	2,603.43										
		TOTAL	51		28,586.34	18950	97582	26125	106367	18958	33720	7729	26636	2568	2227

cac 11/19/09

Lease Name: ARCO STATE, Lease No: 25126

TexLa

Wells: 4 **Depth:** 4,250 Ft
Replacement Well bore Cost: $2,057,000.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to October 2000
Comments: Wells 1 and 3 were the only producing wells of the series. Well 2 was a salt water producer and well 4 the casing collapsed. Experienced compressor problems and suspended operation in November 2000 due to lack of funding. Infrastructure system did not have the capacity due to the increase in pressure and volume caused by the implementation of the Technology.



Lease 25126 - Oil
Arco State
Barrels
900
800
700
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 25126 - Gas
Arco State
MCF
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: REEVES -BK- FEE, Lease No: 32288
Wells: 4 **Depth:** 3,500 Ft
Replacement Well bore Cost: $1,694,000.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 through October 2001
Comments: Well 1 produced water with some gas and little oil. Well 4 had a hole in the production casing and injected into the tubing with gas lift valves at a lower pressure conducive to creating a balance within the production casing to produce intermittently. Well 5 was shut-in because there was no tubing in the production casing due to the lack of funds. Well 3 had a blow-out in June caused by bad pipe and cement job. Well 2 can be accounted for 70% of oil production and 60% of the gas. The field was shut in due to lack of funding for gas compression in October of 2001

TexLa



Lease 32288 - Oil
Reeves-BK-Fee
Barrels
400
350
300
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 32288 - Gas
Reeves-BK-Fee
MCF
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: PHILLIPS -66-, Lease No: 32571 TexLa
Wells: 1 **Depth:** 3,490 Ft
Replacement Well bore Cost: $422,290.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to January 2000
Comments: Well responded positively to technology. Previous Operator(New Horizon Exploration Corp) failed to pay the State Government Royalty and therefore we were forced to stop production at the end of January 2000.


Lease 32571 - Oil
Phillips 66
Barrels
300
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02


Lease 32571 - Gas
Phillips 66
MCF
1600
1400
1200
1000
800
600
400
200
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: PHILLIPS -66-, Lease No: 32571
Wells: 1 **Depth:** 3,490 Ft
Replacement Well bore Cost: $422,290.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to January 2000
Comments: Well responded positively to technology. Previous Operator(New Horizon Exploration Corp) failed to pay the State Government Royalty and therefore we were forced to stop production at the end of January 2000.


Lease 32571 - Oil
Phillips 66
Barrels
300
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02


Lease 32571 - Gas
Phillips 66
MCF
1600
1400
1200
1000
800
600
400
200
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: PHILLIPS 66 3A, Lease No: 33149
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to January 2000
Comments: Well responded positively to technology. Operator failed to pay the State Government Royalty and therefore we were forced to stop production at the end of January 2000.

TexLa


Lease 33149 - Oil
Phillips 66 3A
Barrels
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02


Lease 33149 - Gas
Phillips 66 3A
MCF
1200
1000
800
600
400
200
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: TEXACO "9", Lease No: 33329
Wells: 5 **Depth:** 3,600 Ft
Replacement Well bore Cost: $2,178,000.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to July 2000
Comments: Well produced very effectively to Technology until we had lightening strike. Furthermore all wells were open-hole-completed and not inducive to gas lift operations.



Lease 33329 - Oil
Texaco "9"
Barrels
900
800
700
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 33329 - Gas
Texaco "9"
MCF
1600
1400
1200
1000
800
600
400
200
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ARCO STATE 14, Lease No: 33585

TexLa

Wells: 4 **Depth:** 3,500 Ft
Replacement Well bore Cost: $1,694,000.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to October 2000
Comments: Well 1 was shut-in and P&A. Well 2 was a salt water disposal well. Wells 3 and 4 were producers and responded positively to Technology. This is a case where the infrastructure could not handle the pressure and volume due to the Technology. Compression stopped in October 2000.


Lease 33585 - Oil
Arco State 14
Barrels
800
700
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02


Lease 33585 - Gas
Arco State 14
MCF
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

TexLa

Lease Name: TEXACO "23", Lease No: 33670
Wells: 3 **Depth:** 3,600 Ft
Replacement Well bore Cost: $2,871,200.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from December 1998 to October 2001
Comments: The horizontal well was the only producer out of the three cluster wells. One of the vertical wells produced water for six months and then oil production began April 2000. Again the facilities were not conducive to the volume and pressure generated by the Technology



Lease 33670 - Oil
Texaco "23"
Barrels
1200
1000
800
600
400
200
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 33670 - Gas
Texaco "23"
MCF
2,500
2,000
1,500
1,000
500
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: TEXACO REEVES BK, Lease No: 33947
Wells: 2 **Depth:** 3,500 Ft
Replacement Well bore Cost: $847,000.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to July 2002
Comments: Pressure on Well 1 was over 6,000 psi and the infrastructure at the well head was 3,000 psi or less working pressure and for safety reasons we left the well in dormancy. Well 2 was a horizontal well that reacted positively with technology by producing close to 1,000 barrels a day and surface capacity to handle the liquid was not there, forcing us to shut-it the production.

TexLa


Lease 33947 - Oil
Texaco Reeves BK
Barrels
180
160
140
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02


Lease 33947 - Gas
Texaco Reeves BK
MCF
3000
2500
2000
1500
1000
500
0
Jan-98
May-98
Sep-98
Jan-99
May-99
Sep-99
Jan-00
May-00
Sep-00
Jan-01
May-01
Sep-01
Jan-02
May-02
Sep-02
Series1
Series2

Lease Name: AM REEVES, Lease No: 34146
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to October 2002
Comments: All Reeves wells were shut in for many years and they were brought-in regularly upon availability of funds. Well responded positively to Technology and compression became an on and off problem.

TexLa



Lease 34146 - Oil
AM Reeves
Barrels
20
18
16
14
12
10
8
6
4
2
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 34146 - Gas
AM Reeves
MCF
350
300
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ARCO STATE 14A, Lease No: 34155
Wells: 4 **Depth:** 3,500 Ft
Replacement Well bore Cost: $1,694,500.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from March 1999 to October 2001
Comments: Well A-1 responded beautifully to the Technology and became the prime producer to this cluster. Well A-2 was designated and became a salt water disposal well due to location in the field. Well A-3 also became an excellent respondent to the Technology and also became one of the primary producers. Well A-4 had collapsed casing at the time of purchase which was not disclosed. Slim hole the production gas lift string and produced intermittently. In October 2001 the lease was confiscated by the State of Texas for lack of Royalty payment by the prior lease holder.


Lease 34155 - Oil
Arco State 14A
Barrels
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02


Lease 34155 - Gas
Arco State 14A
MCF
800
700
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

LSE/ID: 34155

Lease Name: STATE 26, Lease No: 34312

TexLa

Wells: 1 **Depth:** 3,300 Ft
Replacement Well bore Cost: $399,300.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from December 1999 to October 2002
Comments: Well responded well to Technology, however the production was mostly water and the surface facilities did not have the adequate equipment to handle all the water production. The well was produced intermittently until the end of October 2002.



Lease 34312 - Oil
State 26
Barrels
25
20
15
10
5
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 34312 - Gas
State 26
MCF
900
800
700
600
500
400
300
200
100
0
Jun-99
Aug-99
Oct-99
Dec-99
Feb-00
Apr-00
Jun-00
Aug-00
Oct-00
Dec-00
Feb-01
Apr-01
Jun-01
Aug-01
Oct-01
Dec-01
Feb-02
Apr-02
Jun-02
Aug-02
Oct-02

Lease Name: STATE 23, Lease No: 34464
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from January 1999 to October 2002
Comments: Well responded well to Technology, however the production was mostly water and the surface facilities did not have the adequate equipment to handle all the water production. The well was produced intermittently until the end of October 2002.

TexLa



Lease 34464 - Oil
State 23
Barrels
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 34464 - Gas
State 23
MCF
800
700
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ROBINSON, Lease No: 36098

TexLa

Wells: 1 **Depth:** 3,170 Ft

Replacement Well bore Cost: $383,570.00

Production History: Jan 1998 - Dec 2002

Technology: Applied from January 1999 to November 2002

Comments: Well responded very well to Technology, however the production was mostly water and the surface facilities did not have the adequate equipment to handle all the water production or disposal. The well was produced intermittently until the end of November 2002.


Lease 36098 - Oil
Robinson
Barrels
6
5
4
3
2
1
0
Nov-98
Feb-99
May-99
Aug-99
Nov-99
Feb-00
May-00
Aug-00
Nov-00
Feb-01
May-01
Aug-01
Nov-01
Feb-02
May-02
Aug-02
Nov-02


Lease 36098 - Gas
Robinson
MCF
90
80
70
60
50
40
30
20
10
0
Nov-98
Feb-99
May-99
Aug-99
Nov-99
Feb-00
May-00
Aug-00
Nov-00
Feb-01
May-01
Aug-01
Nov-01
Feb-02
May-02
Aug-02
Nov-02

Lease Name: REEVES -AM- FEE, Lease No: 036114, Well No: 1

TexLa

Wells: 1 **Depth:** 4,987 Ft

Replacement Well bore Cost: $603,430.00

Production History: Jan 1998 - Dec 2001

Technology: Applied from November 1998 to December 2001

Comments: Production responded very well to the Technology until the pressure became prohibited to the surface facility. For safety reason the well was shut-in at the end of 2001.



Lease 036114 - Oil
Reeves-AM-Fee
Barrels
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02



Lease 036114 - Gas
Reeves-AM-Fee
MCF
160
140
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02

Lease Name: REEVES -AM- FEE, Lease No: 036115, Well No: 2
Wells: 1 **Depth:** 3,230 Ft
Replacement Well bore Cost: $390,830.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from April 1999 to October 2002
Comments: Production responded very well to the Technology until the pressure became prohibited to the surface facility. For safety reason the well was shut-in in October 2002.

TexLa



Lease 036115 - Oil
Reeves-AM-Fee
Barrels
100
90
80
70
60
50
40
30
20
10
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: STATE OF TEXAS 26, Lease No: 066070, Well No: 1026
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from December 1998 to October 2002
Comments: Well reacted positively to Technology and installed a multilift operation through all the wells in Section 26. Continued the process until we were unable to handle the water production. Technology was applied through the end of 2002 and limited by water production.

TexLa


Lease 066070 - Oil
State of Texas 26
Barrels
500
450
400
350
300
250
200
150
100
50
0
35796
35886
35977
36069
36161
36251
36342
36434
36526
36617
36708
36800
36892
36982
37073
37165
37257
37347
37438


Lease 066070 - Gas
State of Texas 26
MCF
160
140
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: STATE OF TEXAS 26, Lease No: 069567, Well No: 3
Wells: 1 **Depth:** 4,400 Ft
Replacement Well bore Cost: $532,400.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from December 1998 to October 2002
Comments: Well reacted positively to Technology and installed a multilift operation through all the wells in Section 26. Continued the process until we were unable to handle the water production. Technology was applied through the end of 2002 and limited by water production.

TexLa


Lease 069567 - Oil
State of Texas 26
Barrels
450
400
350
300
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

LSE/ID: 069567

Lease Name: STATE OF TEXAS 26, Lease No: 069568, Well No: 4
Wells: 1 **Depth:** 4,400 Ft
Replacement Well bore Cost: $532,400.00
Production History: Jan 1998 - Dec 2002
Technology: Not Applied
Comments: Well reacted positively to Technology and installed a multilift operation through all the wells in Section 26. Continued the process until we were unable to handle the water production. Technology was applied through the end of 2002 and limited by water production.

TexLa



Lease 069568 - Oil
State of Texas
Barrels
200
180
160
140
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

LSE/ID: 069568

Lease Name: ARCO STATE 24, Lease No: 069586, Well No: 2
Wells: 1 **Depth:** 4,400 Ft
Replacement Well bore Cost: $532,400.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from January 1999 to October 2002
Comments: Technology was instituted in January 1999 but could not bring the well on until April when we could connect the wells in the East. Well reacted positively to Technology but run out of water disposal area. Produced until the end of 2002.

TexLa


Lease 069586 - Oil
Arco State 24
Barrels
700
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02


Lease 069586 - Gas
Arco State 24
MCF
35
30
25
20
15
10
5
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ARCO STATE 24, Lease No: 069779, Well No: 3
Wells: 1 **Depth:** 4,400 Ft
Replacement Well bore Cost: $532,400.00
Production History: Jan 1998 - Dec 2002
Technology: Applied from January 1999 to October 2002
Comments: Technology was instituted in January 1999 but could not bring the well on until April when we could connect the wells in the East. Well reacted positively to Technology but run out of water disposal area. Produced until the end of 2002.

TexLa


Lease 069779 - Oil
Arco State 24
Barrels
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ARCO STATE 24, Lease No: 069912, Well No: 4

TexLa

Wells: 1 **Depth:** 4,400 Ft

Replacement Well bore Cost: $532,400.00

Production History: Jan 1998 - Dec 2002

Technology: Applied from January 1999 to October 2002

Comments: Technology was instituted in January 1999 but could not bring the well on until April when the other wells could be connect those wells in the East. Well reacted positively to Technology but run out of water disposal area. Produced until the end of 2002.


Lease 069912 - Oil
Arco State 24
Barrels
600
500
400
300
200
100
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: MEEKER 15 - 1, Lease No: 30942, Well No: 1

TexLa

Wells: 1 **Depth:** 3,700 Ft
Replacement Well bore Cost: $447,700.00
Production History: Jan 1998 - Dec 2002
Technology: Not Applied
Comments: Isolated well that is 7 miles to the nearest road or location. The well has extreme pressure and more than the tolerance of the present wellhead.

Lease Name: ANADARKO STATE 14, Lease No: 072948, Well No: 1
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Not Applied
Comments: Due to lack of funding Technology was not applied.

TexLa



Lease 072948 - Oil
Anadarko State 14
Barrels
450
400
350
300
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 072948 - Gas
Anadarko State 14
MCF
18
16
14
12
10
8
6
4
2
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ANADARKO STATE 14, Lease No: 074167, Well No: 2
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Not Applied
Comments: Due to lack of funding Technology was not applied.

TexLa



Lease 074167 - Oil
Anadarko State 14
Barrels
140
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ANADARKO STATE 14, Lease No: 075491, Well No: 3
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Not Applied
Comments: Due to lack of funding Technology was not applied.

TexLa



Lease 075491 - Oil
Anadarko State 14
Barrels
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ANADARKO STATE 14, Lease No: 075724, Well No: 4
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Not Applied
Comments: Due to lack of funding Technology was not applied.

TexLa



Lease 075724 - Oil
Anadarko State 14
Barrels
100
90
80
70
60
50
40
30
20
10
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ANADARKO STATE -R-, Lease No: 34463
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Not Applied
Comments: Due to lack of funding Technology was not applied.

TexLa


Lease 34463 - Oil
Anadarko State
Barrels
160
140
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02


Lease 34463 - Gas
Anadarko State
MCF
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ANADARKO STATE, Lease No: 34313
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Not Applied
Comments: Due to lack of funding Technology was not applied.



Lease 34313 - Oil
Anadarko State
Barrels
180
160
140
120
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 34313 - Gas
Anadarko State
MCF
100
80
60
40
20
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: ANADARKO STATE -A-, Lease No: 34376
Wells: 1 **Depth:** 3,500 Ft
Replacement Well bore Cost: $423,500.00
Production History: Jan 1998 - Dec 2002
Technology: Not Applied
Comments: Due to lack of funding Technology was not applied.

TexLa



Lease 34376 - Oil
Anadarko State
Barrels
0
10
20
30
40
50
60
70
80
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 34376 - Gas
Anadarko State
MCF
0
10
20
30
40
50
60
70
80
90
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

Lease Name: STACK-STATE, Lease No: 34366

TexLa

Wells: 2 **Depth:** 3,500 Ft
Replacement Well bore Cost: $847,000.00
Production History: Jan 1998 - Dec 2002
Technology: Not Applied
Comments: Due to lack of funding Technology was not applied.



Lease 34366 - Oil
Stack State
Barrels
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02



Lease 34366 - Gas
Stack State
MCF
300
250
200
150
100
50
0
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02

EXHIBIT B

Assigned Leases

Well Bores (East Texas - Louisiana)

Lease Name	Oil Lease Gas ID No.	Location	Number of Wells	Total Depth
East Texas				
Cluster 1				
Cowherd # 1	129107		2	6,180
Cowherd # 2	12629		2	6,622
Cowherd # 3			1	2,500
Peggy Ashley 1	129114		1	6,174
Chevron # 1			1	6,088
Chevron # 3			1	6,150
Panola # 1			1	2,500
Panola # 2			1	2,500
Panola # 3			1	2,500
Panola # 4			1	2,500
Panola # 5			1	2,500
Panola # 6			1	2,500
Elysian # 1			1	2,700
Elysian # 2			1	2,700
Elysian # 3			1	2,700
Elysian # 4			1	2,700
Elysian # 5			1	2,700
Elysian # 6			1	2,700
Elysian # 7			1	2,700
Elysian # 8			1	2,700
Elysian # 9			1	2,700
Elysian # 10			1	2,700
Elysian # 11			1	2,700
Elysian # 12			1	2,700
Elysian # 13			1	2,700
Elysian # 14			1	2,700
Elysian # 15			1	2,700
Elysian # 16			1	2,700
Elysian # 17			1	2,700
Elysian # 18			1	2,700
Elysian # 19			1	2,700
Elysian # 20			1	2,700
Elysian # 21			1	2,700
Elysian # 22			1	2,700
Laeke A-1			1	2,700
Laeke A-2			1	2,700
Laeke B-1			1	2,700

Laeke B-2			1	2,700
Laeke B-3			1	2,700
Grand Total Cluster 1 East Texas			41	
		East Texas Total	41	
Lousiana				
Abney J. D. Lease	1 Harrison		1	2,475
Abney J. D. Lease	2 Harrison		1	2,475
Abney J. D. Lease	3 Harrison		1	2,475
Abney J. D. Lease	4 Harrison		1	2,475
Abney J. D. Lease	5 Harrison		1	2,475
Abney J. D. Lease	6 Harrison		1	2,475
Abney J. D. Lease	7 Harrison		1	2,475
Abney J. D. Lease	8 Harrison		1	2,475
Abney J. D. Lease	9 Harrison		1	2,475
Abney J. D. Lease	10 Harrison		1	2,475
Abney J. D. Lease	11 Harrison		1	2,475
Abney J. D. Lease	12 Harrison		1	2,475
Grand Total Adney J.D. Lease			12	
Abney #1 (460)	103405		1	2,500
Abney #3	105607		1	2,500
Abney #4	105839		1	2,500
Abney #5	106853		1	2,500
Abney #6	107873		1	2,500
Abney #7	109040		1	2,500
Abney #8	110360		1	2,500
Abney #9	110361		1	2,500
Abney #10	113026		1	2,500
Abney #11	131636		1	2,500
Abney #12	129650		1	2,500
Abney #13	130786		1	2,500
Abney #14	133367		1	2,500
Abney #15	133412		1	2,500
Abney #16	131635		1	2,500
Abney #17	130887		1	2,500
Abney #18	127779		1	2,500
Abney #19	131605		1	2,500
Abney #20	128716		1	2,500
Abney #21	127217		1	2,500
Abney #22	127385		1	2,500
Abney D #2 (150)	130119		1	2,500
Abney D #3	130138		1	2,500
Abney D #4	130640		1	2,500

Abney D #5	130752		1	2,500
Abney D #6	130923		1	2,500
Abney D #7	131025		1	2,500
Abney D #8	131104		1	2,500
Abney D #9	133427		1	2,500
Abney D #10	136179		1	2,500
Abney D #11	133466		1	2,500
Abney D #12	136343		1	2,500
Abney D #14	136702		1	2,500
Grand Total Abney Lousiana Wells			33	
Atkinson A #001			1	2,500
Atkinson A #002			1	2,500
Atkinson A #003			1	2,500
Atkinson B #001			1	2,500
Atkinson B #002			1	2,500
Atkinson B #003			1	2,500
Abney Kirk #001			1	2,500
Abney Kirk #002			1	2,500
Abney Kirk #003			1	2,500
Abney Kirk #004			1	2,500
Abney Kirk #005			1	2,500
Abney Kirk #006			1	2,500
Abney Kirk #007			1	2,500
Abney Kirk #008			1	2,500
Abney Kirk #009			1	2,500
Grand Total Abney/Atkinson Lousiana Wells			15	
		Luosiana Total	60	
		Total All Wells	101	

EXHIBIT C

Disclosure Schedule

1. **Environmental Matters:** No environmental liabilities that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on the value of the Properties.

EXHIBIT D

Areas of Mutual Interest

Nil

EXHIBIT E

Material Contracts

Nil

EXHIBIT F

Plugging Obligations

Nil

EXHIBIT G

Assignment and Bill of Sale

ASSIGNMENT AND BILL OF SALE

EQUI ENERGY, LLC, a Texas limited liability company, (hereinafter referred to as "Assignor"), for $10.00 and other good and valuable consideration, the receipt and sufficiency of which Assignor acknowledges does hereby bargain, sell, assign and convey to **HIP ENERGY (TEXAS), INC.** (hereinafter referred to as "Assignee") and its successors and assigns, the below described interest of Assignor's right, title, and interest in and to the following real and personal properties (hereinafter collectively referred to as the "Properties"), subject to the terms of this Assignment, including its exhibits, and all applicable instruments of record in Reeves County, Texas where the Properties are located effective as of November 3, 2009 (the "Effective Date"):

(a) **Leases**. All right, title and interest of Assignor in and to the oil and gas leases and well bores and other equipment associated with and related thereto described on **Exhibit A**, and any and all ratifications and/or amendments to such leases, whether or not such ratifications or amendments are described on such Exhibit A (collectively the "**Leases**"), without limitation of the foregoing and in addition thereto, all other right, title and interest (of whatever kind or character, whether legal or equitable, and whether vested or contingent) of Assignor in and to the oil, gas and other minerals in and under or that may be produced from the lands described on Exhibit A (including, without limitation, interests in oil, gas and/or mineral leases, overriding royalties, production payments, net profits interests, fee mineral interests, fee royalty interests and other interests in and to, or covering, the Leases) (all of the above being hereinafter collectively called the "**Oil and Gas Properties**");

(b) **Permits.** All of Assignor's rights, title and interests in and to, or otherwise derived from, all presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communitization agreements, declarations and/or orders (including, without limitation, all units formed under orders, rules, regulations, or other official acts of any federal, state, or other authority having jurisdiction, and voluntary unitization agreements, designations and/or declarations), franchises, licenses, permits, approvals, consents, certificates and other authorizations and rights granted by governmental authorities that relate to the Oil and Gas Properties. Assignee acknowledges and agrees that there are 3 salt water disposal wells comprising the Oil and Gas Properties that will require recertification for the permit thereon to be in compliance with State of Texas regulations.

(c) **Contracts**. All of Assignor's rights, title and interests in and to all presently existing and valid contracts, commitments, agreements and arrangements, if any, relating to those well bores listed.

(d) **Data**. All of the following materials in Assignor's possession: (i) abstracts, title opinions, title reports, title policies, lease and land files, surveys, filings with regulatory agencies, and other documents and instruments that relate to the Oil and Gas Properties; (ii) geophysical, seismic, geological, engineering, exploration, production and other technical data that relate to the Oil and Gas Properties and (iii) all other books, records, files and magnetic tapes containing financial, title or other information that relate to the Oil and Gas Properties;

Assignee acknowledges and agrees that this Assignment is subject to all terms and conditions set forth in the Bill of Sale from TexLa Operating Company to Equi Energy, LLC, dated November 3, 2009, and filed of record in Reeves County Official Public Records Volume 831, Page 187.

Assignor expressly disclaims all warranties, whether expressed or implied, including but not limited to, any implied warranty of merchantability or fitness for a particular purpose and further makes this assignment, sale and conveyance "As is, Where is" without warranty or covenant of title, express or implied, and subject to terms of any applicable instruments of record in the County or Counties where the Properties are located.

All exhibits referenced herein and attached to this Assignment are incorporated into it as if fully set forth.

This Assignment is made subject to and shall be burdened by the terms, covenants and conditions contained in any contracts, agreements and instruments affecting the Properties; and at and after the Effective Date, Assignee shall be bound by and shall perform all of the terms, covenants and conditions contained therein.

This Assignment is made subject to all applicable laws, statutes, ordinances, permits, decrees, orders, judgments, rules and regulations which are promulgated, issued or enacted by a governmental entity having appropriate jurisdiction, and Assignee shall comply with the same at and after the Effective Date.

The terms, covenants and conditions contained in this Assignment shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns, and such terms, covenants and conditions shall be covenants running with the land and with each subsequent transfer or assignment of the Properties, or any part thereof.

This Assignment is made in accordance with and is subject to the terms, covenants and conditions contained in that certain definitive, legally binding Asset Purchase Agreement dated ______________, 2010, by and between HIP Energy Resource Limited, a British Virgin Island corporation, and Equi Energy LLC., a Texas limited liability company and HIP Energy Corporation, a British Columbia Corporation and HIP Energy (Texas) Inc., a Texas corporation (the "Asset Purchase Agreement") and the terms, covenants and conditions contained in the Asset Purchase Agreement, including capitalized terms not expressly defined herein, are incorporated herein by reference as though said terms, covenants and conditions were fully set forth verbatim herein. If there is a conflict between the provisions of the Asset Purchase Agreement and this Assignment, the provisions of the Asset Purchase Agreement shall control the rights and obligations of the Parties.

The laws of the State of Texas, wherein the Properties are located, excluding its conflicts of law principles, shall govern this Assignment and Bill of Sale.

ASSIGNOR:

EQUI ENERGY, LLC

By: ______________________
Name: ____________________
Title: _____________________

ASSIGNEE:

HIP ENERGY (TEXAS), INC.

By: ______________________
Name: Richard Coglon
Title: President

STATE OF TEXAS §
§
COUNTY OF HARRIS §

This instrument was acknowledged before me on ___________, 2010, by Peter J. Noonan, Member of Equi Energy, LLC, a Texas limited liability company on behalf of said limited liability company.

____
Notary Public, State of Texas

PROVINCE OF BRITISH COLUMBIA §
§
COUNTY OF _________ §

This instrument was acknowledged before me on ________________, 2010, by Richard Coglon, President of HIP Energy (Texas), Inc., a Texas corporation on behalf of said corporation.

____
Notary Public, Province of British Columbia

ASSIGNMENT AND BILL OF SALE

HIP ENERGY RESOURCE LIMITED, a company organized under the laws of the British Virgin Islands (hereinafter referred to as "Assignor"), for $10.00 and other good and valuable consideration, the receipt and sufficiency of which Assignor acknowledges does hereby bargain, sell, assign and convey to **HIP ENERGY (TEXAS), INC.** (hereinafter referred to as "Assignee") and its successors and assigns, the below described interest of Assignor's right, title, and interest in and to the following real and personal property subject to the terms of this Assignment, including its exhibits, if any, and all applicable instruments of record in Leon County, Texas where the Property is located effective as of November 3, 2009 (the "Effective Date"):

TexLa Operating Company is currently the Lessee with regard to various leases regarding the well and property commonly referred to and known as Opal Ward #1, RRC Well Number 03209, 160+ acres (hereinafter referred to as the "Property") in addition to being the owner of the Property. Assignor is the eighty percent (80%) owner/shareholder of TexLa Operating Company.

Interest being assigned: Assignor hereby bargains, sells, assigns and conveys one hundred percent (100%) of its interest in TexLa Operating Company to Assignee with specific regard to the Property only.

Assignee further agrees to reimburse Assignor one hundred percent (100%) of the lease operating expenses incurred in connection with the Property as defined in the Joint Operating Agreement executed between the parties.

Assignor expressly disclaims all warranties, whether expressed or implied, including but not limited to, any implied warranty of merchantability or fitness for a particular purpose and further makes this assignment, sale and conveyance "As is, Where is" without warranty or covenant of title, express or implied, and subject to terms of any applicable instruments of record in the County where the Property is located.

This Assignment is made subject to and shall be burdened by the terms, covenants and conditions contained in any contracts, agreements and instruments affecting the Property; and at and after the Effective Date, Assignee shall be bound by and shall perform all of the terms, covenants and conditions contained therein.

This Assignment is made subject to all applicable laws, statutes, ordinances, permits, decrees, orders, judgments, rules and regulations which are promulgated, issued or enacted by a governmental entity having appropriate jurisdiction, and Assignee shall comply with the same at and after the Effective Date.

The terms, covenants and conditions contained in this Assignment shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns, and such terms, covenants and conditions shall be covenants running with the land and with each subsequent transfer or assignment of the Property, or any part thereof.

This Assignment is made in accordance with and is subject to the terms, covenants and conditions contained in that certain definitive, legally binding Asset Purchase Agreement dated _____________, 2010, by and between HIP Energy Resource Limited, a British Virgin Island corporation, and Equi Energy LLC., a Texas limited liability company and HIP Energy Corporation, a British Columbia Corporation and HIP Energy (Texas) Inc., a Texas corporation (the "Asset Purchase Agreement") and the terms, covenants and conditions contained in the Asset Purchase Agreement, including capitalized terms not expressly defined herein, are incorporated herein by reference as though said terms, covenants and conditions were fully set forth verbatim herein. If there is a conflict between the provisions of the Asset Purchase Agreement and this Assignment, the provisions of the Asset Purchase Agreement shall control the rights and obligations of the Parties.

The laws of the State of Texas, wherein the Property is located, excluding its conflicts of law principles, shall govern this Assignment and Bill of Sale.

ASSIGNOR:

HIP ENERGY RESOURCE LIMITED

By: ______________________
Name: ____________________
Title: ____________________

ASSIGNEE:

HIP ENERGY (TEXAS), INC.

By: ______________________
Name: Richard Coglon
Title: President

STATE OF TEXAS §
§
COUNTY OF HARRIS §

This instrument was acknowledged before me on ______________, 2010, by Peter J. Noonan, President of **HIP ENERGY RESOURCE LIMITED,** a British Virgin Islands company, on behalf of said limited liability company.

____
Notary Public, State of Texas

PROVINCE OF BRITISH COLUMBIA §
§
COUNTY OF __________ §

This instrument was acknowledged before me on ________________, 2010, by Richard Coglon, President of HIP Energy (Texas), Inc., a Texas corporation on behalf of said corporation.

____
Notary Public, Province of British Columbia

EXHIBIT H

Non Competition Agreement

NON-COMPETITION AGREEMENT

THIS AGREEMENT dated as of March 14, 2010

AMONG:

HIP ENERGY RESOURCE LIMITED, a corporation duly incorporated pursuant to the laws of the British Virgin Islands

(**"HIPRL"**)

AND:

EQUI ENERGY LLC, a limited liability company duly incorporated pursuant to the laws of Texas

("**EEL**" and together with HIPRL, the "**Seller**" or "**Sellers**")

AND:

HIP ENERGY CORPORATION, a corporation duly incorporated pursuant to the laws of British Columbia

(**"HIP"**)

AND:

HIP ENERGY (TEXAS) INC., a corporation duly incorporated pursuant to the laws of Texas

(**"HIP Sub"** and together with HIP, the **"Buyer"** or **"Buyers"**)

WHEREAS:

A. Concurrently with the execution of this Agreement, the Buyer and Seller are entering into an asset purchase agreement dated for reference the 14 day of March, 2010 (the **"Asset Purchase Agreement"**), pursuant to which the Buyer has agreed to purchase from the Seller, and the Seller agreed to sell to the Buyer, the Oil and Gas Properties (as such term is defined in the Asset Purchase Agreement) including certain wellbores (the **"Wellbores"**) located on the Oil and Gas Properties used in the business carried on by the Seller;

B. Concurrently with the execution of this Agreement and the Asset Purchase Agreement, the Buyer and Seller are entering into a technology license agreement dated for reference the 14 day of March, 2010 (the **"License Agreement"**), pursuant to which the Seller has agreed to license certain technology assets to the Buyer (as set out in the License Agreement) related to downhole oil and gas recovery (the "**Recovery Technology**");

C. The Buyer intends to use the Recovery Technology on the Wellbores and other wellbores for the recovery of oil and gas (the **"Business"**) in the United States and Asia (the "**Territory**"); and

D. It is a condition of the Asset Purchase Agreement and a requirement of closing the transactions contemplated thereby that the parties enter into this Agreement.

NOW THEREFORE, in consideration of the premises and the sum of $10.00 paid by the Buyer to the Seller (the receipt and sufficiency of which is hereby acknowledged by the Seller), it is agreed by and between the parties hereto as follows:

1. The Seller covenants and agrees with the Buyer that it will not, at any time during the period commencing on the date of the Agreement and terminating four years from the date hereof, within the Territory, directly or indirectly, either individually or in partnership or jointly or in conjunction with any person or persons, including without limitation any individual, firm, association, syndicate, company, corporation or other business enterprise as principal agent, shareholder, officer, employee, lender, guarantor or in any other manner whatsoever:

(a) purchase, lease or otherwise acquire wellbores for the purpose of utilizing the Recovery Technology or otherwise engaging in downhole oil and gas recovery from wellbores;

(b) sell, assign, or otherwise dispose of wellbores for the purpose of utilizing the Recovery Technology or otherwise engaging in downhole oil and gas recovery from wellbores; or

(c) carry on or be engaged in or be concerned with or interested in any business that is the same as or in competition with the Business.

2. The parties to this Agreement recognize that a breach by any party hereto of any of the covenants herein contained would result in damages to the party in whose favour the covenant is made (the "**Injured Party**") and that such Injured Party could not adequately be compensated for such damages by monetary reward. Accordingly, the parties agree that in the event of any such breach, in addition to all other remedies available at law and equity, the Injured Party will be entitled as a matter of right to apply to a court of competent equitable jurisdiction for such relief by way of restraining order, injunction, decree or otherwise as may be appropriate to ensure compliance with the provisions of this Agreement.

3. If any covenant or provision herein is determined to be void or unenforceable in whole or in part, it will not be deemed to affect or impair the enforceability or the validity of any other covenant or provision of this Agreement or any part thereof.

4. The parties agree that all restrictions in this Agreement are necessary and fundamental to the protection of each party's business and assets including, without limitation, the Business of the Buyer for which the Wellbores are being purchased and the Recovery Technology licensed, and all such restrictions are reasonable and valid, and all defenses to the strict enforcement thereof are hereby waived by each of the parties.

5. Each provision of this Agreement is declared to constitute a separate and distinct covenant and to be severable from all other such separate and distinct covenants.

6. This Agreement will be construed in accordance with and governed by the laws enforced from time to time in the State of Nevada.

7. This Agreement will enure to the benefit of and be binding upon the parties and their respective successors, and permitted assigns.

8. No subsequent alteration, amendment, change, or addition to this Agreement will be binding upon the parties hereto unless reduced to writing and signed by the party or parties affected thereby.

9. No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision (whether or not similar), nor will any waiver constitute a continuing waiver unless otherwise expressly agreed in writing.

10. This Agreement may not be assigned by the Seller without the prior written consent of the Buyer, which consent may be arbitrarily withheld. This Agreement may be assigned by the Buyer without the consent of the Seller.

11. This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

12. This Agreement may be delivered by facsimile transmission or other means of electronic communication capable of producing a printed copy.

13. Each party to this Agreement has been advised to obtain independent legal advice with respect to this Agreement and has done so, or has considered doing so and, in its sole judgment, has decided that such legal advice is not necessary.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the date first above written.

HIP ENERGY CORPORATION

Per: ______________________
Authorized Signatory

HIP ENERGY (TEXAS) INC.

Per: ______________________
Authorized Signatory

HIP ENERGY RESOURCE LIMITED

Per: ______________________
Authorized Signatory

EQUI ENERGY LLC

Per: ______________________
Authorized Signatory